Exhibit 4.3
PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
THIS AGREEMENT dated for reference May 18, 2004

AMONG:

UOB CAPITAL INVESTMENTS PTE LTD
80 Raffles Place, UOB Plaza, Singapore 048624
(Fax No. +65-6538 2569)

(the “Purchaser”);

AND:

INTERNATIONAL WEX TECHNOLOGIES INC.,
a corporation formed under the Canada Business Corporations
Act and having an office at 2000, 700 Hornby Street,
Vancouver, British Columbia, V6Z 1S4 (Fax No. 604-683-8880)

(the “Company”);

AND

WEX MEDICAL LIMITED, a corporation formed under the laws of Hong Kong and having an office at Unit A, 34/F, Manulife Tower, 169 Electric Road, North Point, Hong Kong (Fax No. 011-852-2897-1966)

(the “Subsidiary”)

WHEREAS:
A.	The Company is listed on the Exchange and is subject to the regulatory jurisdictions of the Exchange and the Commissions;

B.	The Subsidiary is wholly owned by the Company;

C.
The Purchaser and certain other parties have agreed to loan to the Subsidiary money on certain terms and conditions, including the right to convert the principal on the loan into Debenture Shares issuable by the Company.

THE PARTIES to this Agreement therefore agree:
1. INTERPRETATION
1.1. In this Agreement, unless the context otherwise requires:
(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)	“Accredited Investor” has the same meaning ascribed to that term in Multilateral Instrument 45-103;

(c)	“Acts” means the Alberta Act, the B.C. Act and the Ontario Act, collectively;

(d)
“Alberta Act” means the Securities Act (Alberta), the regulations and rules made thereunder and all policy statements, blanket orders, notices, directions and rulings issued or adopted by the Alberta Securities Commission, all as amended;

(e)
“B.C. Act” means the Securities Act (British Columbia), the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued or adopted by the British Columbia Securities Commission, all as amended;

(f)
“Business” means the business conducted by the Company and its subsidiaries, including, without limitation, the research, development, manufacturing and commercialisation of Tetrodotoxin and other pharmaceutical products;

(g)	“Closing” means the day Debentures are issued to the Purchaser;

(h)	“Commissions” means the Alberta Securities Commission, the British Columbia Securities Commission and the Ontario Securities Commission;

(i)	“Companies” means the Company and the Subsidiary;

(j)	“Debenture Shares” means the previously unissued common shares in the capital of the Company into which the Debentures are convertible in accordance with the terms of the Debentures;

(k)
“Debentures” means the unsecured convertible debentures due five years and one day from the date of issuance and bearing interest at 5 1/2% per annum payable semi annually and otherwise having the attributes and being in the form of Schedule “A” attached to this Agreement;

(l)	“Disclosed Principal” has the meaning ascribed to it in subparagraph 3.1(c)(ii);

(m)
“Disclosure Record” means all prospectuses, financial statements, information circulars, annual information forms, press releases and material change reports of the Company filed with any of the Commissions since January 1, 2000;

(n)	“Exchange” means The Toronto Stock Exchange;

(o)
“Intellectual Property” means the intellectual property of every nature, whether registered or unregistered, including, without limitation, all world wide copyrights, patents, patent rights, trademarks, applications for any of the foregoing, trade names, service marks, and other trade rights, license agreements, marketing rights, trade secrets, and know-how, formulae, processes, technology, inventions, engineering and other proprietary processes, source code, object code, computer programs and other computer software, in whatever media, and data, specifications, prototypes, designs, records, drawings, and calculations, domain names, web addresses, web sites, licenses, sub-licenses, computer rights, other intellectual or industrial property and all other proprietary rights or interests, together with all antecedent derivative works, of or pertaining to the Business;

(p)	“Multilateral Instrument 45-102” means Multilateral Instrument 45-102 “Resale of Securities” published by the Canadian Securities Administrators;

(q)	“Multilateral Instrument 45-103” means Multilateral Instrument 45-103 “Capital Raising Exemptions” published by the British Columbia Securities Commission and the Alberta Securities Commission;

(r)
“Ontario Act” means the Securities Act (Ontario), the regulations and rules made thereunder and all policy statements, blanket orders, notices, directions and rulings issued or adopted by the Ontario Securities Commission, all as amended;

(s)	“Parties” or “Party” means the Purchaser, the Issuer or both, as the context requires;

(t)	“Private Placement” means the offering of the Debentures;

(u)	“Purchaser” has the meaning ascribed to it on the cover page;

(v)	“Purchaser’s Debentures” means those Debentures which the Purchaser has agreed to purchase under this Agreement as set forth in Section 2.1;

(w)	“Regulation S” means Regulation S promulgated under the 1933 Act;

(x)	“Regulatory Authorities” means the Commissions and the Exchange;

(y)	“Securities” means the Debentures and Debenture Shares;

(z)	“subsidiary” includes all companies that are directly or indirectly controlled by the Company;

(aa)	“United States” has that meaning ascribed to it in Regulation S; and

(bb)	“U.S. Person” has the meaning ascribed to it in Regulation S;
1.2 Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).
1.3 This Agreement is to be read with all changes in gender or number as required by the context.
1.4 The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.
1.5 Unless otherwise indicated, all dollar amounts referred to in this Agreement are in lawful currency of the United States of America.
1.6 This Agreement is governed by, subject to and interpreted in accordance with the laws prevailing in the Province of British Columbia and the federal laws of Canada applicable therein, and the courts of the Province of British Columbia will have the exclusive jurisdiction over any dispute arising in connection with this Agreement.
2. PURCHASE AND SALE OF DEBENTURES
2.1 At the Closing, the Purchaser will advance to the Subsidiary $1,500,000 for a $1,500,000 principal amount of Debentures (the “Purchaser’s Debentures”) and the Subsidiary and the Company will issue and deliver to the Purchaser the Purchaser’s Debentures, on the terms and subject to the conditions set out in this Agreement.
3. REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGEMENTS OF THE PURCHASER
3.1 The Purchaser acknowledges, represents, warrants and covenants to and with the Companies that, as at the date given above and at the Closing:
(a)
no prospectus has been filed by the Companies with any of the Commissions in connection with the issuance of the Debentures , such issuance is exempted from the prospectus requirements of the Acts and that:

(i)	the Purchaser is restricted from using most of the civil remedies available under the Acts;

(ii)	the Purchaser may not receive information that would otherwise be required to be provided to it under the Acts; and

(iii)	the Purchaser is relieved from certain obligations that would otherwise apply under the Acts;
(b)	the Purchaser certifies that it and, if applicable, the Disclosed Principal, is resident in the jurisdiction set out on the first page of this Agreement;

(c)	the Purchaser is either:
(i)
purchasing the Purchaser’s Debentures as principal for its own account and not for the benefit of any other person or is deemed under the Acts to be purchasing the Purchaser’s Debentures as principal, and in either case is purchasing the Purchaser’s Debentures for investment only and not with a view to the resale or distribution of all or any of the Purchaser’s Debentures; or

(ii)
purchasing the Purchaser’s Debentures as agent for a disclosed principal (the “Disclosed Principal”) and is not deemed under the Acts to be purchasing the Purchaser’s Debentures as principal, and it is duly authorized to enter into this Agreement and to execute and deliver all documentation in connection with the purchase on behalf of such Disclosed Principal, who is purchasing as principal for its own account and not for the benefit of any other person and for investment only and not with a view to the resale or distribution of all or any of the Purchaser’s Debentures and in its capacity as agent, the Purchaser is acting in compliance with all applicable securities and other laws;

(d)
the Purchaser or the Disclosed Principal for which it is acting, as the case may be is an Accredited Investor, by virtue of the fact that the Purchaser or such Disclosed Principal, as the case may be, falls within one or more of the sub-paragraphs of the definition of Accredited Investor set out in Schedule “B”(the Purchaser having checked and initialled the sub-paragraph(s) applicable to the Purchaser or such Disclosed Principal, as the case may be);

(e)	if the Purchaser or the Disclosed Principal is resident outside of Canada and the United States, the Purchaser and the Disclosed Principal, if applicable:
(i)
is knowledgeable of, or has been independently advised as to the applicable securities laws of the securities regulatory authorities (the “Authorities”) having application in the jurisdiction in which the Purchaser, or the Disclosed Principal is resident (the “International Jurisdiction”) which would apply to the acquisition of the Purchaser’s Debentures, if any;

(ii)
is purchasing the Purchaser’s Debentures pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable, the Purchaser, and the Disclosed Principal, if applicable, is permitted to purchase the Purchaser’s Debentures under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption; and

(iii)
the applicable securities laws of the Authorities in the International Jurisdiction do not require the Companies to make any filings or seek any approvals of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Purchaser’s Debentures;

(f)
the Purchaser acknowledges that the Securities have not been registered under the 1933 Act or the securities laws of any state of the United States, that the Securities may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the 1933 Act and the securities laws of all applicable states or available exemptions therefrom, and that the Companies have no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Securities;

(g)
The Purchaser acknowledges and agrees that the offer to purchase the Purchaser’s Debentures was not made when either the Purchaser or the Disclosed Principal, if applicable, was in the United States and at the time the Purchaser’s subscription for Debentures was delivered to the Companies, the Purchaser and the Disclosed Principal, if applicable, was outside the United States and that:

(i)	the Purchaser is not and will not be purchasing the Purchaser’s Debentures for the account or benefit of any person in the United States;

(ii)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act; and

(iii)
the Purchaser or the Disclosed Principal, if applicable, has no intention to distribute either directly or indirectly any of the Securities in the United States, except in compliance with the 1933 Act;

(h)
neither the Purchaser nor, the Disclosed Principal, if applicable, has knowledge of a “material fact” or “material change” (as those terms are defined in the Acts) in the affairs of the Companies that has not been generally disclosed to the public, save knowledge of this particular transaction;

(i)
the Purchaser has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if an individual is of full age of majority, and if the Purchaser is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been given to authorize the execution of this Agreement on behalf of the Purchaser;

(j)
the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or the Disclosed Principal, if applicable, or of any agreement, written or oral, to which the Purchaser or the Disclosed Principal, if applicable, may be a party or by which it is or may be bound;

(k)
this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser and, if applicable, the Disclosed Principal;

(l)
the Purchaser has been advised to consult its own legal advisors with respect to the applicable hold periods imposed in respect of the Securities by applicable securities legislation and regulatory policies;

(m)
the Purchaser and, if applicable, the Disclosed Principal are aware of the risks and other characteristics of the Securities and of the fact that the Purchaser and, if applicable, the Disclosed Principal, may not be able to resell the Securities purchased by it except in accordance with the applicable securities legislation and regulatory policies and that the Securities may be subject to resale restrictions and may bear a legend to this effect;

(n)
if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser, and if applicable, the Disclosed Principal, will, at the cost of the Companies, execute, deliver, file and otherwise assist the Companies in filing, such reports, undertakings and other documents with respect to the issue of the Debentures as may be required;

(o)
the Purchaser, and if applicable, the Disclosed Principal, has not purchased the Debentures as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communication published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(p)
the Purchaser, and if applicable, the Disclosed Principal, have such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investment;

(q)
the Purchaser, or, if applicable, the Disclosed Principal, will deliver a completed Private Placement Questionnaire and Undertaking in the form attached hereto as Schedule “C” to the Company in accordance with Section 7.2 of this Agreement;

(r)
the Purchaser agrees that the Company may be required by law or otherwise to disclose to regulatory authorities the identity of the Purchaser and, if applicable, the beneficial purchaser for whom the Purchaser may be acting; and

(s)
the Purchaser agrees that the above representations, warranties, covenants and acknowledgements in this subsection will be true and correct both as of the execution of this subscription and as of the day of Closing.

3.2 The foregoing representations, warranties, covenants and acknowledgements are made by the Purchaser with the intent that they be relied upon by the Companies in determining its suitability as a purchaser of Debentures. The Purchaser undertakes to notify the Companies immediately of any change in any representation, warranty or other information relating to the Purchaser set forth herein which takes place prior to the Closing.
4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANIES
4.1 The Companies, jointly and severally, represent, warrant and covenant that, as of the date given above and at the Closing:
(a)
the Company and its subsidiaries are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated or amalgamated and have all requisite corporate authority and power to carry on their respective businesses, as now conducted and as presently proposed to be conducted by them, and to own, lease and operate their respective properties and assets;

(b)	the Subsidiary is wholly owned by the Company;

(c)
each of the Companies and their respective subsidiaries is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where required under the laws of that jurisdiction;

(d)
the authorized capital of the-Company consists of an unlimited number of common shares without par value, of which 32,168,812 common shares are issued and outstanding. The outstanding shares of the Company are fully paid and non-assessable;

(e)	each of the Companies has full corporate power and authority to issue the Debentures;

(f)
the Company will reserve or set aside sufficient shares in its treasury to issue the Debenture Shares and upon their issuance the Debenture Shares will be duly and validly issued as fully paid and non-assessable;

(g)
except as qualified by the disclosure in the Disclosure Record, the Company is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Disclosure Record, all agreements by which the Company holds an interest in a property, business or assets are in good standing according to their terms and the properties in which the Company holds an interest are in good standing under the applicable laws of the jurisdictions in which they are situated;

(h)	the Disclosure Record is in all material respects accurate and omits no facts, the omission of which would constitute a misrepresentation within the meaning of the Acts;

(i)
the financial statements of the Company contained in the Disclosure Record, filed with any of the Commissions have all been prepared in accordance with Canadian generally accepted accounting principles, accurately reflect the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Company as of the date thereof, and no adverse material changes in the financial position of the Company have taken place since March 31, 2003;

(j)
subject to the terms of any license agreements set out in Schedule “D”, the Company or its subsidiaries has the right to use, sell, license, sub-license and prepare derivative works for and dispose of and has the rights to bring actions for the infringement or misappropriation of the Intellectual Property used in the Business and neither the Company nor any subsidiary has conveyed, assigned or encumbered any of the Intellectual Property rights owned, used by or licensed to the Company or its subsidiaries. All registrations and filings necessary to preserve the rights of the Company and its subsidiaries to the Intellectual Property have been made and are in good standing;

(k)
no shareholder of the Company or any of its subsidiaries nor any person who is related to or not dealing at arm’s length with a shareholder owns or has any rights to the use of the Company’s or any of its subsidiaries Intellectual Property;

(l)
the execution and delivery of this Agreement and the Debentures will not breach, violate or conflict with any instrument or agreement governing any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries, will not cause the forfeiture or termination of any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries to use, sell, license or dispose of or to bring any action for the infringement of any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries (or any portion thereof);

(m)
the conduct of the Business, and the manufacture, marketing, modification, license, sale or use of the Intellectual Property used in connection with the conduct or operation or proposed conduct or operation of the Business, does not, to the best of the Company’s knowledge, infringe upon or violate the Intellectual Property or proprietary right of any other person;

(n)
the Company has received no notice of pending or threatened claims or litigation contesting the validity, ownership or right to use, sell, license or dispose of any of the Intellectual Property necessary or required or otherwise used for or in connection with the conduct of the operations of the Business, nor to the best of the Company’s knowledge, is there any basis for such claim, nor has the Company received any notice asserting that any Intellectual Property right or the proposed use, sale, license or disposition thereof by the Company or any of its subsidiaries conflicts or will conflict with the rights of any party, nor to the best of the Company’s knowledge, is there any basis for such assertion;

(o)
to the best of the Company’s knowledge, no employee of the Company or any of its subsidiaries is in violation of any term of any non-disclosure, proprietary rights or similar agreement between the employee and any former employer;

(p)
to the best of the Company’s knowledge, all technical information capable of patent protection developed by and belonging to the Company or any of its subsidiaries or licensed to the Company or any of its subsidiaries which has not been patented has been kept confidential;

(q)
except as set forth in Schedule “D” there are no royalties, honoraria, fees or other payments payable by the Company or any of its subsidiaries to any person by reason of the ownership, use, license, sale or disposition of any of the Intellectual Property;

(r)
all employees of, and consultants to, the Company or any of its subsidiaries have entered into proprietary rights or similar agreements with the Company or its subsidiaries, pursuant to which the employee/consultant assigns to the Company or its subsidiaries all Intellectual Property, technical information and other information developed and/or worked on by the employee/consultant while employed by the Company or its subsidiaries;

(s)
all persons having access to or knowledge of the Intellectual Property of a confidential nature that is necessary or required or otherwise used for or in connection with the conduct or operation or proposed conduct or operation of the Business have entered into appropriate non-disclosure agreements with the Company or its subsidiaries;

(t)
to the best of the Company’s knowledge the Intellectual Property of the Company and its subsidiaries comprises all of the Intellectual Property necessary for the conduct of the Business as it has been conducted in the previous 12 months;

(u)	the Subsidiary will use the funds received from the Private Placement for general working capital of the Subsidiary and to advance the interests of the Subsidiary and its affiliates in Asia;

(v)
the Companies have complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions, including, without limitation, the Acts and the Canada Business Corporations Act in relation to the issue and trading of its securities and in all matters relating to the Private Placement;

(w)
there is not presently, and will not be until the closing of the Private Placement, any material change, as defined in the Acts, relating to the Companies or change in any material fact, as defined in the Acts, relating to the Securities which has not been or will not be fully disclosed in accordance with the requirements of the Acts and the policies of the Exchange;

(x)
the Company and its subsidiaries are not in default or breach of, and the execution and delivery of, and the performance of and compliance with the terms of this Agreement by the Company or any of the transactions contemplated hereby (including, without limitation, the issuance of the Securities) does not and will not result in any breach of, or constitute a default under, and does not and will not create a state of facts which, after notice or lapse of time or both, would result in a breach of or constitute a default under, any term or provision of the constating documents or resolutions of shareholders or directors of the Company or any of its subsidiaries, or any indenture, mortgage, note, contract, agreement (written or oral), instrument, lease or other document to which the Company or any of its subsidiaries is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries, which default or breach might reasonably be expected to materially adversely affect the business, operations, capital or condition (financial or otherwise) of the Company or any of its subsidiaries or their properties or assets;

(y)
neither the Company nor its subsidiaries is a party to any actions, suits or proceedings which could materially affect its respective business or financial condition, and to the best of the Companies’ knowledge no such actions, suits or proceedings are contemplated or have been threatened;

(z)	there are no judgments against the Company or its subsidiaries which are unsatisfied, nor is the Company or its subsidiaries subject to any consent decrees or injunctions;

(aa)
each of the Company and its subsidiaries has conducted and is conducting its business in material compliance with all applicable laws, rules and regulations and, in particular, all applicable licensing and environmental legislation, regulations and by-laws and other requirements of any governmental or regulatory bodies applicable to the Company and its subsidiaries, of each jurisdiction in which it carries on business and holds all material licences, registrations and qualifications in all jurisdictions in which it carries on business which are necessary or in the opinion of the Company desirable to carry on its business as now conducted or as presently proposed to be conducted, and all such licences, registrations or qualifications are valid and existing and in good standing and none of such licenses, registrations or qualifications contains any burdensome term, provision, condition or limitation which has or is likely to have a material adverse effect on the business of the Company or its subsidiaries as now conducted or as proposed to be conducted;

(bb)
this Agreement has been or will be by the Closing, duly authorized by all necessary corporate action on the part of the Companies, and the Companies has or will have by the Closing full corporate power and authority to undertake the Private Placement;

(cc)	the “restricted period” under Multilateral instrument 45-102 will not exceed four months from the date of issuance of the Debentures;

(dd)	the Company is a “reporting issuer” under the Acts and is not in default of any of the requirements of the Acts or any of the administrative policies or notices of the Exchange;
(ee)
no order ceasing or suspending trading in securities of the Companies nor prohibiting the sale of such securities has been issued to and is outstanding against the Companies or their directors, officers or promoters or against any other companies that have common directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened;

(ff)
except as described in Schedule “E”, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, for the issue or allotment of any unissued shares in the capital of the Company or its subsidiaries, or any other security convertible into or exchangeable for any such shares, or to require the Company or its subsidiaries to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital;

(gg)
the Company and its subsidiaries have filed all federal, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith;

(hh)
the Company has established on its books and records reserves which are adequate for the payment of all taxes accrued but not yet due and payable and there are no liens for taxes on the assets of the Company or its subsidiaries except for taxes not yet due, and there are no audits of any of the tax returns of the Company which are known by the Company’s management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Company; and

(ii)
to the best of the Company’s knowledge, the representations, warranties and statements of fact contained herein or otherwise furnished by or on behalf of the Company or the subsidiaries to the Purchaser in connection with the transactions contemplated by this Agreement do not omit to state any material fact necessary to make any such representation, warranty or statement not misleading to a prospective purchaser of Debentures seeking full information as to the Company and its subsidiaries. The Company has no knowledge of any facts relating to the Business which, if known by a prospective purchaser of Debentures seeking full information as to the Company and its subsidiaries, might reasonably be expected to deter such prospective purchaser from completing the transactions contemplated in this Agreement.

4.2 The representations, warranties and covenants contained in this section will survive the Closing.
5. COVENANTS OF THE COMPANIES
5.1 The Company and each of its subsidiaries shall deliver to the Purchaser such financial statements and other documents as required under the Debentures.
5.2 So long as any Debentures are outstanding, the Companies agree to appoint to the board of directors of Nanning Maple Leaf Pharmaceutical Co. Ltd. (a limited liability company under the laws of China), one nominee designated in writing by holders of Debentures.
5.3 The covenants contained in this section will survive Closing and shall terminate upon the conversion of the Debentures in accordance with the terms thereof.

6. FILINGS WITH THE REGULATORY AUTHORITIES
6.1 The Company has given to the Exchange written notice of the terms of this Agreement and the proposed Private Placement and all other information required by the rules and policies of the Exchange (the “Notice”).
6.2 The Company will upon written request provide the Purchaser and its solicitors with a copy of the Notice, and a copy of the letters of acceptance of the Notice from the Exchange.
6.3 The Company will file all required documents and filing fees and will do all things required by the rules and policies of the Exchange in order to obtain the acceptance of the Exchange to the Private Placement.
6.4 The Company will:
(a)	within the time periods specified by the Acts file with the appropriate Commissions the appropriate forms required to be filed in connection with the Private Placement; and

(b)	within 10 days following Closing, provide the Purchaser’s solicitors with copies of such forms.
7. CONDITIONS OF CLOSING
7.1 The obligation of the Purchaser to purchase the Debentures contemplated hereby will be subject to the fulfilment on or before Closing of the following terms and conditions, compliance with which may be waived in whole or in part by the Purchaser in its discretion and upon such terms as it may consider appropriate:
(a)
the representations and warranties of the Companies contained herein will be true in all material respects at and as of closing as though such representations and warranties were made again at and as of such time and at Closing the Companies will have delivered to the Purchaser a certificate, in form and substance satisfactory to the Purchaser, reaffirming such representations and warranties;

(b)	there has not occurred any adverse material changes in the affairs or prospects of the Company or its subsidiaries, as determined by the Purchaser;
(c)
the average closing price for the common shares of the Company for the ten trading days immediately prior to Closing is not less than 50% of the conversion price of the Debentures during the first year of the term thereof;

(d)	the Purchaser’s investment committee shall have approved the Purchase of the Purchaser’s Debentures;
(e)	the Companies will have performed and complied with all covenants, agreements and conditions required hereby to be performed or complied with by the Companies prior to Closing;
(f)	the Exchange will have issued its final acceptance of the issuance of the Securities as contemplated by the terms of this Agreement;
(g)
no order (draft or otherwise), judgment, injunction, decree, award or writ of any court, tribunal, arbitrator, government agency or other person will have been entered that prohibits or restricts the Closing or which, in the opinion of the Purchaser, acting reasonably, could prevent or restrict any party hereto from performing any of its obligations hereunder; and

(h)	the Purchaser will have received a favourable written opinion of the Company’s counsel dated the date of Closing satisfactory in scope and substance to the Purchaser and its counsel acting reasonably.

7.2 The obligation of the Companies to complete the subscription contemplated hereby will be subject to the fulfilment on or before Closing of the following terms and conditions, compliance with which may be waived in whole or in part by the Company in its discretion and upon such terms as it may consider appropriate:
(a)	the Purchaser or, if applicable, the Disclosed Principal, as the case may be, has delivered to the Companies a fully executed copy of this Agreement, including Schedule “B” and Schedule “C”;
(b)
the representations and warranties of the Purchaser contained herein will be true in all material respects on and as of Closing as though such representations and warranties were made at and as of such time;

(c)	the Purchaser will have performed and complied with all covenants, agreements and conditions required hereby to be performed or complied with by it up to and including the Closing;
(d)	the Exchange will have issued its final acceptance of the issuance of the Securities contemplated by the terms of this Agreement; and
(e)
no order (draft or otherwise), judgment, injunction, decree, award or writ of any court, tribunal, arbitrator, governmental agency or other person will have been entered that prohibits or restricts the Closing or which, in the opinion of the Company, acting reasonably, could prevent or restrict any party hereto from performing any of its obligations hereunder.

8. CLOSING
8.1 On or before June 14, 2004 or as soon thereafter as the Company can obtain the acceptance of the Exchange to issue the Securities, the Purchaser will deliver to the solicitors for the Subsidiary a cheque or wire transfer for $1,500,000 made payable to the Subsidiary or its solicitors.
8.2 At the Closing the Companies will deliver to the Purchaser the Purchaser’s Debentures and all certificates, agreements, declarations and other documents as the Purchaser may reasonably require.
8.3 At the Closing the Company will deliver to the Purchaser and to its solicitors a favourable opinion of the Company’s solicitors dated the Closing Date, in a form acceptable to the Purchaser and to its solicitors, as to all legal matters reasonably requested by the Purchaser relating to the creation, issue and sale of the Securities, and as to all other legal matters, including compliance with applicable securities laws, in any way connected with the issuance, sale and delivery of the Securities as the Purchaser may reasonably request. It is understood that counsel may rely on the opinions of local counsel acceptable to it as to matters governed by the laws of jurisdictions other than British Columbia or Canada and on certificates of officers of the Company, the transfer agent and the auditors of the Company as to relevant matters of fact.
8.4 The Company agrees that if, between the date of this Agreement and the date of Closing a material change (actual, anticipated or threatened) or of any change in a material fact occurs in the affairs of the Company or any of its subsidiaries, the Company will promptly inform the Purchaser of the full particulars and:
(a)	as soon as practicable issue and file with the Commissions and the Exchange a press release that is authorized by a senior officer disclosing the nature and substance of the change;
(b)	file with the Commissions the report required by the Acts as soon as practicable, and in any event no later than 10 days after the date on which the change occurs; and
(c)	provide copies of that press release, when issued, and that report, when filed, to the Purchaser and its solicitors upon written request.
9. EXPENSES OF PURCHASER
9.1 The Company, forthwith upon receiving an account, will pay all of the reasonable expenses of the Private Placement and all the expenses reasonably incurred by the Purchaser and the other purchasers of Debentures issued by the Subsidiary and the Company on the date hereof, including all legal fees and disbursements incurred by the Purchaser and other such purchasers to an aggregate maximum of Cdn$25,000.
9.2 The Company will pay the expenses referred to in the previous Subsection even if acceptance of the Private Placement is not granted by the Exchange or the transactions contemplated by this Agreement are not completed or this Agreement is terminated, unless the failure of acceptance or completion or the termination is the result of a breach of this Agreement by the Purchaser, including the failure of the Purchaser to obtain approval of its investment committee.

9.3 The Purchaser may, from time to time, render accounts for its expenses to the Company for payment on or before the dates set out in the accounts.
9.4 The Company authorizes the Purchaser to deduct its reasonable expenses in connection with the Private Placement from the proceeds of the Private Placement payable to the Company.
10. MISCELLANEOUS
10.1 In addition to the representations and warranties contained herein, all statements contained in any certificate delivered by or on behalf of a Party hereto in connection with the closing of the transactions contemplated hereby will be deemed to be representations and warranties hereunder. All representations and warranties made by a Party will survive the Closing notwithstanding any investigation at any time made, or any evidence as to the truth or accuracy thereof at any time accepted by or on behalf of the other party.
10.2 The Companies, jointly and severally, will hold the Purchaser harmless from and against all losses, whether consequential or otherwise, liabilities, costs, damages and expenses (including reasonable legal fees) arising out of or in consequence of any misrepresentation or breach of warranty or covenant given or made by the Companies hereunder. The Purchaser will indemnify and hold the Companies harmless from and against all losses, whether consequential or otherwise, liabilities, costs, damages and expenses (including reasonable legal fees) arising out of or in consequence of any misrepresentation or breach of warranty or covenant given or made by the Purchaser hereunder. This paragraph will survive Closing for a period of two years.
10.3 A Party will give all notices to, or other written communications with, the other parties concerning this Agreement by hand, fax or registered mail addressed to the address given above.
10.4 Before Closing, no Party will make any public statement or issue any press release concerning the transactions contemplated herein, except as may be necessary, in the opinion of counsel to the Party making such disclosure, to comply with the requirements of any law, order, rule, regulation or published policy of any regulatory authority having jurisdiction. If any such public statement or release is so required, the party making such disclosure will consult with the other party prior to making any statement or press release and the parties will use all reasonable efforts, acting expeditiously and in good faith, to agree upon a text for such statement or release which is satisfactory to each of them. If the parties fail to agree upon such text, the party making the disclosure will make only such public statement or release as its counsel advises in writing is legally required to be made.
10.5 Neither this Agreement nor any rights or obligations hereunder will be assignable by either Party without the prior consent of the other Party.
10.6 Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).
10.7 Except as expressly provided in this Agreement and in the agreements, securities and other documents contemplated or provided for herein, this Agreement contains the entire agreement among the Parties with respect to the Securities, and there are no other terms, conditions representations or warranties, whether express or implied, oral or written, or by statute, or by common law, by the Companies, the Purchaser, or anyone else.

10.8 The Parties may amend this Agreement only in writing.
10.9 This Agreement enures to the benefit of and is binding upon the Parties and their successors and permitted assigns.
10.10 This Agreement may be executed in any number of counterparts (including fax) each of which when so executed will be deemed to be an original and when taken together will constitute the entire and same agreement.
DATED at                     , this                      day of                                          , 2004.

For and on behalf of
UOB CAPITAL INVESTMENTS PTE LTD

/s/ “Terence Ong Sea Eng”

Name:	Terence Ong Sea Eng
Title:	Director
Address:	80 Raffles Place UOB Plaza Singapore 048624

Registration Instructions:		Delivery Instructions

Name		Account reference, if applicable

Khoo Shih / Sean Thoh

Account reference, if applicable		Contact Name

Address		Address

(Telephone Number)
ACCEPTED this 14th day of June, 2004.

INTERNATIONAL WEX TECHNOLOGIES INC.

Per:	/s/ “John Olthoff”

WEX MEDICAL LIMITED

Per:	/s/ “Frank Shum”

SCHEDULE “A”
DEBENTURE

DEBENTURE
UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE OCTOBER 15, 2004.
THIS DEBENTURE AND THE COMMON SHARES INTO WHICH IT MAY BE CONVERTED HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS DEBENTURE AND THE COMMON SHARES INTO WHICH IT MAY BE CONVERTED MAY NOT BE SOLD OR CONVERTED IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS IT HAS BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE DEFINED BY REGULATION S UNDER THE 1933 ACT.
THIS DEBENTURE, dated for reference June 14, 2004 is made

BETWEEN:

UOB CAPITAL INVESTMENTS PTE LTD
80 Raffles Place, UOB Plaza 2 #30-20, Singapore 048624

(“Investor”)
OF THE FIRST PART
AND:

INTERNATIONAL WEX TECHNOLOGIES INC., a corporation formed under the Canada Business Corporations Act and having an office at 2000, 700 Hornby Street, Vancouver, British Columbia, V6Z 1S4

(the “Company”)
OF THE SECOND PART
AND:

WEX MEDICAL LIMITED, a corporation formed under the laws of Hong Kong and having an office at Unit A, 34/F, Manulife Tower, 169 Electric Road, North Point, Hong Kong

(the “Subsidiary”)
OF THE THIRD PART
WHEREAS the Investor has provided financing to the Subsidiary in the principal sum of $1,500,000 pursuant to a subscription agreement among the Investor, the Company and the Subsidiary dated May 18, 2004;
AND WHEREAS the Subsidiary is wholly owned by the Company;

NOW THEREFORE THIS DEBENTURE WITNESSES that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:
1 DEFINITIONS
Where used in this Debenture, the following words and phrases have the following meanings:
(a)	“Advanced Funds” means $1,500,000 advanced by the Investor to the Subsidiary pursuant to the Subscription Agreement,
(b)	“Debenture” means this Debenture and the schedules hereto, as at any time amended or modified and in effect,
(c)	“Business Day” means any day other than a Saturday or a Sunday on which Canadian chartered banks are open for business in Vancouver, British Columbia,
(d)	“Closing Date” means June 14, 2004,
(e)	“Common Shares” means the common shares in the capital of the Company as constituted as of the date hereof,
(f)	“Companies” means the Company and the Subsidiary,
(g)
“Conversion Price” means the price at which the Advanced Funds may be converted into Common Shares, being Cdn$5.00 per Common Share, subject to adjustment on the occurrence of certain events specified in Part 6 of this Debenture. For the purposes hereof, Advanced Funds shall be deemed to be converted from US currency into Canadian currency at the rate of US$1.00 = Cdn$1.3866,

(h)
“Current Market Price” at any date for Common Shares means the closing price per Common Share on the Exchange for that day (provided that if on that day no Closing Price per share is reported by the Exchange as there were no trades that day, the average of the reported closing bid and asked prices on the Exchange on such day will be deemed to be the closing price per share for such day),

(i)	“Event of Default” means any event specified in section 5.1,
(j)
“Exchange” means The Toronto Stock Exchange, so long as the common shares of the Company are listed on The Toronto Stock Exchange. If the common shares are not listed on either The Toronto Stock Exchange, it means whatever stock exchange, stock market or over the counter system on which the common shares of the Company trade in the greatest volume or, if such common shares are not traded on any over-the-counter market or stock exchange, then the current market value thereof, as it may be determined by the directors of the Company,

(k)	“Issue Date” means June 14, 2004,
(l)	“Maturity Date” means June 15, 2009,
(m)	“NMLP” means Nanning Maple Leaf Pharmaceutical Co. Ltd., a limited liability company under the laws of China and a subsidiary of the Company,
(n)	“Subscription Agreement” means the subscription agreement among the Investor, the Subsidiary and the Company dated May 18, 2004,
(o)	“subsidiary” includes all companies that are directly or indirectly controlled by the Company,

(p)	“Trading Day” with respect to the Exchange means a day on which such exchange is open for the transaction of business; and
(q)	“UOB Debentures” means this Debenture and the debentures issued to each of UOB Venture (Shenzhen) Limited and UOB Venture Technology Investments Ltd by the Companies dated for reference June 14, 2004.
2 INTERPRETATION
2.1 Governing Law
This agreement is governed by the laws of the Province of British Columbia and the parties attorn to the nonexclusive jurisdiction of the courts of British Columbia for the resolution of all disputes under this Debenture.
2.2 Severability
If any one or more of the provisions contained in this Debenture is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.
2.3 Parties In Interest
This Debenture enures to the benefit of and is binding on the parties hereto and their respective successors and permitted assigns.
2.4 Headings and Marginal References
The division of this Debenture into parts, sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Debenture.
2.5 Currency
Unless otherwise indicated, all statements of, or references to, dollar amounts in this Debenture refer to lawful currency of the United States.
2.6 Accounting Principles
Unless otherwise specified in this Debenture, all accounting terminology and calculations shall be made in accordance with Canadian generally accepted accounting principles, consistently applied, and all accounting calculations shall be made on a consolidated basis.
3 THE ADVANCED FUNDS
3.1 Repayment of the Advanced Funds
The Subsidiary promises to pay to the Investor the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, (together with accrued and unpaid interest) on or before the Maturity Date. Notwithstanding any other provision of this Debenture, in the event that the Subsidiary fails to repay the Advanced Funds in accordance with the foregoing, the Company promises to pay to the Investor the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, (together with accrued and unpaid interest) on or before the Maturity Date.

3.2 Evidence of Advanced Funds
The indebtedness of the Subsidiary to the Investor in respect of the Advanced Funds outstanding will be evidenced by this Debenture.
3.3 Interest
The Subsidiary will pay interest to the Investor both before as well as after default and maturity on the Advanced Funds from the date of disbursement, at the rate of 5.5% per annum calculated semi-annually not in advance and payable semi-annually. Interest will be paid in United States currency.
3.4 Timing of Interest Payments
The first semi-annual interest payment will be due and payable on the first day of October, 2004 and thereafter interest payments will be due and payable on the first day of each April and October (unless that day is not a Business Day in which case the payment will be made on the Business Day immediately preceding it) until all principal and interest has been repaid in full.
3.5 Reimbursement of Interest
In the event that there are any taxes imposed on the Investor in respect of interest accrued or paid on the Advanced Funds during the first 12 months following the Issue Date, the Subsidiary shall reimburse the Investor for all such taxes, provided that the maximum aggregate amount of reimbursement under all UOB Debentures shall be limited to 15% of the interest paid on all UOB Debentures. The reimbursement shall be paid by the Subsidiary in United States currency within 14 Business Days of receipt by the Subsidiary of a letter from the Investor (or its manager) certifying the tax rate on the interest paid or due during the applicable period, together with a calculation of the amount of tax payable.
4 COVENANTS OF THE BORROWER
4.1 Positive Covenants
The Subsidiary and the Company covenant and agree with the Investor that, at all times during the currency of this Debenture:
(a)	the Subsidiary will pay the principal sum, interest and all other monies required to be paid to the Investor pursuant to this Debenture in the manner set forth herein,
(b)	each of the Companies will duly observe and perform each and every of its covenants and agreements set forth in this Debenture and the Subscription Agreement,
(c)	each of the Companies will forthwith upon becoming aware of the occurrence of an Event of Default, provide the Investor with immediate notice thereof,
(d)
they will pay on demand any and all reasonable costs, charges and expenses, including any legal costs incurred by the Investor on the basis as between a solicitor and his own client, of and incidental to:

(i)	any matter which either of the Companies asks the Investor to consider in connection with this Debenture after the grant of this Debenture,

(ii)	the Investor’s performance of any covenant in this Debenture,

(iii)	any default by either of the Companies, and

(iv)	any steps or proceedings taken under this Debenture or otherwise by reason of non-payment or procuring payment of the monies payable under this Debenture, and all such costs, charges and expenses will bear interest at the rate aforesaid from the date of the Investor incurring or being charged the same,
(e)
the Subsidiary will pay all reasonable expenses of any nominee of the Investor appointed or elected to the board of directors of NMLP reasonably incurred in attending at meetings of the board of directors or any committees thereof, provided NMLP fails to otherwise pay such expenses,

(f)
in the event the Investor elects at any time not to have a nominee on the board of directors of NMLP, the Company shall cause NMLP to give notice to the Investor of all meetings of the board of directors of NMLP to permit a representative of the Investor to attend any Board meetings of NMLP as an observer. The reasonable expenses of the observer will be paid in the same manner as the expenses of the Investor’s nominee on the board of directors of NMLP,

(g)
they will, if so requested by the Investor, take all necessary steps to indemnify the Investor’s nominee director in accordance with the provisions of the laws of China and the constating documents of NMLP,

(h)
they will, mail quarterly unaudited consolidated financial statements of the Company and quarterly unaudited financial statements of each of the Subsidiary and NMLP to the Investor within 45 days after the end of each fiscal quarter,

(i)
they will, mail annual audited consolidated financial statements of the Company and annual audited financial statements of each of the Subsidiary and NMLP to the Investor within 90 days of the end of each fiscal year,

(j)	they will, mail copies of all reports, financial statements and any other documents sent to the Company’s shareholders to the Investor on a timely basis,
(k)	they will, mail a copy of the annual budget, together with management’s discussion and analysis for NMLP, within 15 days of approval by the board of directors of NMLP,

(l)	they will, provide any other financial information relating to the Companies and NMLP reasonably requested by the Investor,

(m)
they will promptly inform the Investor of the full particulars if a material change (actual, anticipated or threatened) or any change in a material fact occurs in the affairs of the Company or any of its subsidiaries,

(n)	each of the Companies and NMLP will maintain proper records and books of account,

(o)	each of the Companies and NMLP will maintain its corporate existence,

(p)
the Company and each of its subsidiaries will, keep in good standing all requisite licences, approvals, consents and authorizations necessary to enable the Company and its subsidiaries to conduct operations,

(q)	they will promptly provide the Investor with written notice of material litigation, and

(r)	the Subsidiary will apply the Advanced Funds to general working capital for the Subsidiary and to advance the interests of the Subsidiary and its affiliates in Asia.
4.2 Negative Covenants
The Company covenants and agrees with the Investor that, at all times during the currency of this Debenture, unless it has received the prior written consent of the Investor to do so (such consent to be in the Investor’s sole and unfettered discretion but not to be unreasonably withheld), it will not:
(a)	permit the Subsidiary or NMLP to issue any securities, other than to the Company,

(b)	permit the Subsidiary or NMLP to borrow any money for a term of more than 12 months,
(c)	and will not permit the Subsidiary or NMLP to sell, lease, assign, transfer or otherwise dispose of all or substantially all of its assets,
(d)	and will not permit the Subsidiary or NMLP to redeem or repurchase shares, pay or declare dividends (or any other return of capital),
(e)	and will not permit any subsidiary to utilize any Advanced Funds to purchase or acquire the securities of any person, pay dividends or return capital to its shareholders,
(f)	and will not permit the Subsidiary or NMLP to guarantee debt, except for the debt of its subsidiaries,
(g)	and will not permit the Subsidiary or NMLP to enter into any corporate reorganization or amalgamation,
(h)
and will not permit the Subsidiary or NMLP to, enter into any partnership, joint venture or similar agreement or arrangement, other than in the ordinary course of business or in connection with a corporate reorganization,

(i)
and will not permit any subsidiary to, dispose of or allow to lapse any intellectual property rights necessary to enable the Company and its subsidiaries to conduct operations, other than in the ordinary course of business or in connection with a corporate reorganization,

(j)	and will not permit the Subsidiary or NMLP to, grant a security interest in its assets, other than in the ordinary course of business,

(k)	and will not permit the Subsidiary or NMLP to, amend its constating documents, or

(l)	allow any of the outstanding securities of the Subsidiary or NMLP to be pledged or transferred.

5 EVENT OF DEFAULT
5.1 Definition of Event of Default
The principal balance of the Advanced Funds, costs and any other money owing to the Investor under this Debenture will immediately become payable unless otherwise waived in writing by the Investor, in any of the following events (each an “Event of Default”):
(a)	if the Subsidiary fails to pay within ten days of the due date thereof any payments due under this Debenture,
(b)
subject to the ten day grace period with respect to payments described in subsection 5.1 (a) hereof, if the Subsidiary or Company fails to observe or perform any of the covenants in this Debenture or the Subscription Agreement on its part to be observed and performed,

(c)
if the present nominee of the Investor on the board of directors of NMLP ceases to be a director of NMLP for any reason and a replacement nominee of the Investor acceptable to the Company, acting reasonably, is not appointed or elected to the board of directors of NMLP within 30 days if the Investor so requests,

(d)	if the board of directors of NMLP fails to meet (either in person or by telephone) at least two times each fiscal year,
(e)
if there is a change in the majority shareholding of the Subsidiary or NMLP, and for greater certainty there shall be deemed to be no change in the majority shareholding of an entity if the indirect ownership of such entity remains unchanged,

(f)
if the board of directors of the Subsidiary or NMLP, subject to any restrictions contained in this Debenture or the Subscription Agreement fails in each fiscal year to approve a budget for the forthcoming fiscal year,

(g)	if there is any breach, default or event of default under the Subscription Agreement or this Debenture,
(h)	if there is a sale of substantially all of the assets or business of the Company, the Subsidiary or NMLP, or
(i)	if any of the representations and warranties in the Subscription Agreement are or become not true.
5.2 Rights and Remedies of the Investor
Upon the occurrence of an Event of Default and at any time thereafter, the Investor may exercise any or all rights and remedies available to the Investor whether available under this Debenture or available at law or in equity.
5.3 Overdue Payments
In addition to and without restricting the Investor’s other rights or remedies under this Debenture or available at law or in equity, in the event of an Event of Default under section 5.1(a) with respect to the non-payment of interest, the Subsidiary shall pay to the Investor an additional amount equal to 2% per month (24% per year) of the overdue interest amount until the overdue interest amount is paid full, unless the Investor waives the payment of any such amount. The additional amount shall be payable on demand in cash, or at the election of the Investor, in fully paid non-assessable Common Shares in the capital of the Company. If the Investor elects to be paid in Common Shares in the capital of the Company, the additional amount together with accrued and unpaid interest shall be converted into Common Shares at the lowest conversion price as is then acceptable to the Exchange and the Company agrees to use all reasonable commercial efforts to obtain the approval of such conversion price from the Exchange upon being notified by the Investor of such election.

6 CONVERSION OF THE ADVANCED FUNDS
6.1 Conversion at Investor’s Option
At the option of the Investor, at any time or times, whether before or after the occurrence of a Event of Default, the principal balance of the Advanced Funds may be converted in whole or in part into fully-paid and non-assessable Common Shares in the capital of the Company at the Conversion Price. Any partial conversion of the Advanced Funds shall be in multiples of $25,000. The Investor shall advise the Company by notice in writing in the form attached as Appendix I of the principal amount that it wishes to convert (“Conversion Notice”) and the date of such conversion shall be the date of the Conversion Notice. In the case of a conversion of less than all of the principal amount outstanding of the Advanced Funds, the Companies shall deliver to the Investor, against receipt of this Debenture for cancellation, a replacement debenture in the same form as this Debenture in respect of the principal balance of the Advanced Funds remaining outstanding.
6.2 Automatic Conversion
In the event that the Current Market Price on ten consecutive Trading Days is at least equal to 1.5 times the then applicable Conversion Price, the Company may deliver written notice to the Investor specifying the date of conversion (“Conversion Notice”). On the specified date of conversion the principal balance of the Advanced Funds outstanding will be automatically converted into Common Shares at the then applicable Conversion Price. Upon receipt of the Conversion Notice the Investor will send the Debenture to the Company for cancellation.
6.3 Process on Giving Notice of Conversion
Upon the Company or the Investor, as the case may be, giving a Conversion Notice as described in sections 6.1 or 6.2, and subject to section 6.7, the Investor shall be entitled to be entered in the books of the Company as at the date of conversion as the holder of the number of Common Shares into which such portion of the Advanced Funds then outstanding has been converted and, within seven business days of the date of the Conversion Notice, the Company shall deliver to the Investor a certificate or certificates representing the Investor’s holdings of the Common Shares. Any interest accruing to the date of conversion on the portion of the Advanced Funds shall be paid by the Subsidiary to the Investor forthwith after the giving of the Conversion Notice.
6.4 Adjustment of Conversion Price
(a)
The Conversion Price (and the number of Common Shares issuable upon exercise of the conversion rights and obligations set forth in sections 6.1 and 6.2) is subject to adjustment from time to time in the events and in the manner provided as follows:

(b)
If and whenever at any time after the date hereof and prior to the repayment of the Advanced Funds and all accrued interest and/or conversion thereof into Common Shares (the “Expiry Date”), the Company:

(i)
issues to all or substantially all the holders of Common Shares by way of a stock dividend or otherwise Common Shares or securities exchangeable for or convertible into Common Shares other than a dividend paid in the ordinary course, or

(ii)	subdivides its outstanding Common Shares into a greater number of shares, or

(iii)	consolidates or combines its outstanding Common Shares into a smaller number of shares,
(any of such events being called a “Common Share Reorganization”), then the Conversion Price will be adjusted effective immediately after the effective date or record date for the happening of a Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization, by multiplying the Conversion Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which is the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which is the number of common shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into common shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such effective date or record date).
If and whenever at any time after the date hereof and prior to the Expiry Date, the Company fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Common Shares under which such holders are entitled to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares, where
(c)
the right to subscribe for or purchase Common Shares, or the right to exchange securities for or convert securities into Common Shares expires not more than 45 days after the date of such issue (the period from the record date to the date of expiry being in this section 6.4 called the “Rights Period”), and

(d)
the cost per Common Share during the Rights Period (inclusive of any cost or acquisition of securities exchangeable for or convertible into Common Shares in addition to any direct cost of Common Shares) (in this section 6.4 called the “Per Share Cost”) is less than 95% of the Current Market Price of the Common Shares on the record date,

(any of such events being called a “Rights Offering”), then the Conversion Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:
(e)	the numerator of which is the aggregate of:
(i)	the number of Common Shares outstanding as of the record date for the Rights Offering, and

(ii)	a number determined by dividing the product of the Per Share Cost and:
A.
where the event giving rise to the application of this paragraph (ii) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase additional Common Shares, the number of Common Shares so subscribed for or purchased during the Rights Period, or

B.
where the event giving rise to the application of this paragraph (ii) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Common Shares, the number of Common Shares for which those securities could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Common Shares as of the record date for the Rights Offering, and

(f)	the denominator of which is
(i)	in the case described in subparagraph (e)(ii)(A), the number of Common Shares outstanding, or

(ii)	in the case described in subparagraph (e)(ii)(B), the number of Common Shares that would be outstanding if all the Common Shares described in subparagraph (e)(ii)(B) had been issued, as at the end of the Rights Period.
Any Common Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.
If pursuant to section 6.1 the Investor has given notice to convert or if pursuant to section 6.2 the Company has requested the Investor to convert during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period the Investor will, in addition to the Common Shares to which it is otherwise entitled upon such conversion in accordance with sections 6.1 and 6.2, be entitled to that number of additional Common Shares which, when added to the number of Common Shares to which that holder is entitled upon such conversion, equals the number of Common Shares to which the Investor would have been entitled on exercise if the conversion notice had been given after the adjustment of the Conversion Price immediately after the end of the Rights Period. Such additional Common Shares will be deemed to have been issued to the Investor immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to such holder within ten Business Days following the end of the Rights Period.
If and whenever at any time after the date hereof and prior to the Expiry Date, the Company fixes a record date for the issue or the distribution to the holders of all or substantially all its Common Shares:
(g)	shares of the Company of any class other than Common Shares,

(h)
rights, options or warrants to acquire shares or securities exchangeable for or convertible into shares or property or other assets of the Company (other than rights, options or warrants to purchase Common Shares exercisable within 45 days of the record date at a price per Common Share equal to or greater than 95% of the then Current Market Price),

(i)	evidences of indebtedness, or

(j)	any property or other assets

and if such issuance or distribution does not constitute a Common Share Reorganization or a Rights Offering or dividend paid in the ordinary course (any of such non-excluded events being called a “Special Distribution”), the Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price effect on such record date by a fraction:
(k)	the numerator of which is:
(i)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, less

(ii)
the amount by which the aggregate fair market value (as determined by action by the directors of the Company) to the holders of the Common Shares of such securities or property or other assets so issued or distributed in the Special Distribution exceeds the fair market value (as determined by action of the directors of the Company) of the consideration, if any, received therefor by the Company, and

(l)	the denominator of which is the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date.
Any Common Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.
If and whenever at any time after the date hereof and prior to the Expiry Date, there is a reclassification of the Common Shares outstanding at any time or change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation, reverse take-over or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), and notice to convert is given after the effective date of such Capital Reorganization, the Investor will be entitled to receive, and must accept for the same aggregate consideration in lieu of the number of Common Shares to which it was theretofore entitled upon such subscription, the aggregate number of shares, other securities or other property which it would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, it had been the registered holder of the number of Common Shares to which such holder was theretofore if conversion had occurred on that date. Appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this section 6.4 with respect to the rights and interests thereafter of holders of Debentures to the end that the provisions set forth in this section 6.4 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares thereafter deliverable upon conversion. Any such adjustment must be made by and set forth in an agreement supplemental hereto. As a condition precedent to taking any action that would constitute a Capital Reorganization, the Company will take all action necessary, in the opinion of counsel, in order that the provisions of this section be effected.
If and whenever at any time after the date hereof and prior to the Expiry Date any adjustment in the Conversion Price occurs as a result of
(m)	a Common Share Reorganization,

(n)	the fixing by the Company of a record date for a Rights Offering, or

(o)
the fixing by the Company of a record date for the issue or distribution to the holders of all or substantially all its outstanding Common Shares of (A) Common Shares, (B) securities exchangeable for or convertible into Common Shares at an exchange or conversion price per Common Share less than the Current Market Price on such record date or (C) rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at an exchange or conversion price per Common Share less than the Current Market Price on such record date, then the number of Common Shares issuable upon conversion will be adjusted contemporaneously with the adjustment of the Conversion Price by multiplying the number of Common Shares theretofore issuable on the exercise thereof immediately prior to such adjustment by a fraction the numerator of which is the Conversion Price in effect immediately prior to such adjustment and the denominator of which is the Conversion Price resulting from such adjustment.
To the extent that any adjustment in subscription rights occurs pursuant to this section 6.4 as a result of a distribution of exchangeable or convertible securities, rights, options or warrants, or as a result of the fixing by the Company of a record date for the distribution of any such securities, the number of Common Shares issuable upon conversion will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Common Shares which would be issuable or purchasable based upon the number of Common Shares actually issued and remaining issuable immediately after such expiration, and will be further readjusted in such manner upon expiration of any further such right.
6.5 Additional Adjustments
If by the terms of the rights, options or warrants referred to in section 6.4, there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of
(a)	the lowest purchase, conversion or exchange price per Common Share, as the case may be, if such price is applicable to all Common Shares which are subject to the rights, options or warrants, and
(b)	the average purchase, conversion or exchange price per Common Share, as the case may be, if the applicable price is determined by reference to the number of Common Shares acquired.
To the extent that any adjustment in the Conversion Price occurs pursuant to section 6.4 as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants, the Conversion Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Conversion Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.
No adjustment in the Conversion Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Conversion Price and no adjustment will be made in the number of Common Shares issuable upon conversion unless it would result in a change of at least one one-hundredth of a Common Share, provided, however,’ that any adjustments which, except for the provisions of this section, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.
If at any time a dispute arises with respect to adjustments provided for in section 6.4, such dispute will be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Company and any such determination will be binding upon the Company and the Investor and the Company will provide such auditors or accountants with access to all necessary records of the Company.
If the Company sets a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other act only then no adjustment in the Conversion Price or the number of Common Shares issuable upon conversion will be required by reason of the setting of such record date.

In the absence of a resolution of the directors of the Company fixing a record date for a Special Distribution or Rights Offering, the Company will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.
As a condition precedent to the taking of any action which would require any adjustment in respect of conversion, including the Conversion Price and the number of class of shares or other securities which are to be received upon conversion, the Company must take any corporate action which may be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Investor are entitled to receive on conversion in accordance with the provisions thereof.
6.6 Acknowledgement
The investor acknowledges that this Debenture and any Common Shares which may be issued on the conversion of this Debenture have not been registered under the United States Securities Act of 1993, as amended (the “1933 Act”) or the securities laws of any state of the United States and this Debentures may not be transferred to or converted in the United States or by or on behalf of any U.S. Person unless such securities are registered under the 1933 Act and applicable State securities laws or unless an exemption from registration is available.
6.7 Bonus
If during the first 12 months following the Issue Date a Conversion Notice is issued in accordance with this Debenture with respect to the conversion of part or all of the principal balance of the Advanced Funds, then the Company shall deliver to the Investor that number of Common Shares as is equal to 104% of the number of Common Shares issuable on the conversion as otherwise calculated in accordance with the provisions of this Debenture and the provisions of section 6.3 shall apply mutatis mutandis. Any fractions of a share resulting shall be rounded up to the next whole number.
7 GENERAL
7.1 Rank
This Debenture shall rank pari passu with all other debentures issued by the Companies on June 14, 2004.
7.2 Waiver or Modification
No failure on the part of the Investor in exercising any power or right hereunder will operate as waiver of that power or right nor will any single or partial exercise of such right or power preclude any other right or power hereunder. No amendment, modification or waiver of any condition of this Debenture or consent to any departure by the Subsidiary or the Company therefrom will be effective unless it is in writing signed by the Investor. No notice to or demand on the Subsidiary or the Company will entitle the Subsidiary or the Company to any other further notice or demand in similar or other circumstances unless specifically provided for in this Debenture.

7.3 Borrower’s Waivers
The Companies hereby waive demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonour, bringing of suit and diligence in taking any action.
7.4 Time
Time is of the essence of this Debenture.
7.5 Further Assurances
The parties to this Debenture will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and filings as may be reasonably required for the purpose of giving effect to this Debenture.
7.6 Assignment
Neither the Investor nor the Companies may assign this Debenture or its interest herein or any part hereof except with the prior written consent of the other party hereto, such consent not to be unreasonably withheld, provided that the Investor shall be permitted to assign this Debenture and its interest hereunder to any affiliate as such term is defined in the Canada Business Corporations Act, as amended from time to time, without the consent of the Companies.
8 NOTICES
8.1 Any notice under this Debenture will be given in writing and may be sent by fax or may be delivered or mailed by prepaid post addressed to the party to which notice is to be given at the following address:
If to the Investor:
UOB CAPITAL INVESTMENTS PTE LTD
80 Raffles Place, UOB Plaza 2 #30-20
Singapore 048624
Attention: Terence Ong Sea Eng
Fax:          011-65-6538-2569
If to the Subsidiary:
WEX MEDICAL LIMITED
Unit A, 34/F, Manulife Tower,
169 Electric Road, North Point,
Hong Kong
Attention: ◆
Fax:          011-582-2897-1966

If to the Company:
INTERNATIONAL WEX TECHNOLOGIES INC.
#2000 – 700 Hornby Street
Vancouver, British Columbia
V6Z 1S4
Attention:
Fax:             604-683-8880
8.2 If notice is sent by fax or is delivered, it will be deemed to have been given at the time of transmission or delivery.
8.3 If notice is mailed, it will be deemed to have been received seven days following the date of mailing of the notice.
8.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or before the time a notice is mailed the notice will be sent by fax or will be delivered.
9 AMENDMENTS
This Debenture may be amended, waived, discharged or terminated only by instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.
IN WITNESS WHEREOF the Companies have executed and delivered this Debenture.
INTERNATIONAL WEX TECHNOLOGIES INC.

Per:	(Authorized Signatory)
WEX MEDICAL LIMITED

Per:	(Authorized Signatory)

APPENDIX I
CONVERSION NOTICE
ALL SHARE CERTIFICATES ISSUED PRIOR TO OCTOBER 15, 2004 MUST HAVE IMPRINTED ON THEIR FACE THE FOLLOWING:
“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE OCTOBER 15, 2004”
The undersigned holder of the within Debenture, hereby subscribes for                      common shares of International Wex Technologies Inc. (“Wex”) in conversion of US$                     of the Advanced Amount                      at a conversion price of Cdn$                      per common share in accordance with the conversion referred to in Part 6 of the Debenture according to the conditions thereof.
The undersigned hereby certifies that the undersigned is the original purchaser of the Debenture or a transferee with the consent of Wex, and (i) is not (and is not exercising the Debenture for the account or benefit of) a “U.S. Person” or a person in the United States, (ii) did not execute or deliver this Conversion Notice in the United States and (iii) has in all other aspects complied with the terms of Regulation S of the United States Securities Act of 1933, as amended (the “1933 Act”) or any successor rule or regulation of the United States Securities and Exchange Commission in effect.
DATED at                                         , this                      day of                                           , 200_____.

Name of Debenture Holder

Authorized Signatory

Registration Instructions:	Delivery Instructions:

Name	Account reference, if applicable

Account reference, if applicable	Contact Name

Address	Address

(Telephone Number)

SCHEDULE “B”
BRITISH COLUMBIA/ALBERTA ACCREDITED INVESTOR CERTIFICATE
The Purchaser or the disclosed principal, as the case may be, hereby represents, warrants and certifies to Wex Medical Limited and International Wex Technologies Inc. (the “Issuers”) that the Purchaser or the disclosed principal, as the case may be, is an “accredited investor”, as such term is defined in Multilateral Instrument 45-103 and, as at the time the subscription is accepted by the Issuers (“Closing”), the Purchaser or the disclosed principal, as the case may be, will fall within one or more of the following categories (Please check and initial one or more, as applicable):

☐	(a)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

☐	(c)	an association under the Cooperative Credit Associations Act (Canada) located in Canada, or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act,

☐	(d)
a subsidiary of any person or corporation referred to in paragraphs (a) to (c), if the person or corporation owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

☐	(e)
a person or corporation registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(f)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or corporation referred to in paragraph (e),

☐	(g)	the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada,

☐	(h)	a municipality, public board or commission in Canada,

☐	(i)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

☐	(j)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

☐	(k)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

☐	(l)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year,

☑	(m)
Person or company, other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse has net assets of at least $5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements,

☐	(n)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors,

☐	(o)
a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts,

☐	(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account,

☐	(q)
a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser,

☐	(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered to provide advice on the securities being traded,

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function, or

☐	(t)
a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

All dollar amounts in this Schedule “B” refer to Canadian currency.
For the purposes hereof, the following definitions are included for convenience:
“director” means
(a)
for the purposes of British Columbia law, a director of a corporation or an individual occupying or performing, with respect to a corporation or any other person, a similar position or similar functions;

(b)	for the purposes of Alberta law, a person acting in a capacity similar to that of a director of a corporation;
“eligibility adviser” means an investment dealer or equivalent category of registration, registered under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed;
“financial assets” means cash and securities;
“fully managed account” means an account for which a person or company makes the investment decisions if that person or company has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;
“mutual fund” includes an issuer of securities that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the securities;

“non-redeemable investment fund” means an issuer
(a)	whose primary purpose is to invest money provided by its security holders;

(b)
that does not invest for the purpose of exercising effective control, seeking to exercise effective control or being actively involved in the management of the issuers in which is invests, other than mutual funds or other non-redeemable investment funds; and

(c)	that is not a mutual fund;
“related liabilities” means
(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)	liabilities that are secured by financial assets; and
“securities legislation” means securities legislation as such term is defined in National Instrument 14-101 — Definitions.
The foregoing representation, warranty and certificate is true an accurate as of the date of this certificate and will be true and accurate as of Closing. If any such representation, warranty or certificate shall not be true and accurate prior to Closing, the undersigned shall give immediate written notice of such fact to the Issuers.
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the           day of                               , 2004.

If a Corporation, Partnership or Other Entity:	If an Individual:

UOB CAPITAL INVESTMENTS PTE LTD

Name of Entity	Signature

INVESTMENT FUND

Type of Entity	Print or Type Name

/s/ [ILLEGIBLE]
Signature of Person Signing

Terence Ong Sea Eng, Director Print or Type Name and Title of Person Signing

SCHEDULE “C”
APPENDIX D
TORONTO STOCK EXCHANGE POLICIES AND FORMS
[¶ 1450-061]
PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING
To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.
QUESTIONNAIRE
1.	DESCRIPTION OF TRANSACTION
(a)	Name of issuer of the Securities International Wex Technologies Inc.
(b)	Number and Class of Securities to be Purchased 415,980 Common Shares and an additional 16,640 Common Shares if conversion is made in year 1
(c)	Purchase Price C$ 5.00 per share
2.	DETAILS OF PURCHASER
(a)	Name of Purchaser UOB CAPITAL INVESTMENTS PTE LTD

(b)	Address 80 Raffles Place UOB Plaza Singapore 048624

(c)	Names and addresses of persons having a greater than 10% beneficial interest in the purchaser United Overseas Bank Limited, 80 Raffles Place UOB Plaza Singapore 048624
3.	RELATIONSHIP TO ISSUER
(a)
Is the purchaser (or any person named in response to 2(c) above) an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider. No

(b)	If the answer to (a) is “no”, are the purchaser and the issuer controlled by the same person or company? If so, give details NA
4.	DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof NA

(CONTINUED ON FOLLOWING PAGE)

1302	Appendix D	14-12-03
UNDERTAKING
TO: The Toronto Stock Exchange
The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.
The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of four months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

UOB CAPITAL INVESTMENTS PTE LTD
DATED AT	(Name of Purchaser — please print)
this________ day of________ 20______
/s/ [ILLEGIBLE]

(Authorized Signature)

Terence Ong Sea Eng, Director

(Official Capacity — please print)

(please print here name of individual whose signature appears above, if different from name of purchaser printed above)

SCHEDULE “D”
1. Techpharm Inc. — topical royalty: 5 to 7% (No royalty payments start of)

SCHEDULE “E”
INTERNATIONAL WEX TECHNOLOGIES INC.
Securities Authorized for Issuance for a Specific Purpose
As of March 31, 2004

	Purpose of	Number
A.	Authorization	Authorized		Price	Expiry
	Warrants	34,138		$2.52	18-Oct-04
	Warrants	8,000		$2.52	31 -Oct-04
	Warrants	207,374		$2.64	9-Apr-04
	Warrants	13,500		$2.64	30-Apr-04
	Warrants	27,010		$2.70	9-Aug-04
	Warrants	161,475		$2.70	23-Aug-04
	Warrants	200,000		$2.70	28-Aug-04
	Warrants	217,700		$2.88	15-Jun-04
	Warrants	274,000		$1 .70 & $2.04	5-Aug-05
	Warrants	110,000		$1.76 & $2.11	15-Aug-05
	Warrants	325,000		$2.00 & $2.40	6-Sep-05
	Warrants	250,000		$2.05 & $2.46	13-Sep-05
	Warrants	8,000		$2.10 & $2.52	10-Dec-04
	Warrants	51,470		$2.20 & $2.64	14-Feb-05
	Warrants	3,839,654		$2.30 & $3.00	29-Oct-05
	Warrants	400,000		$5.55 & $6.65	30-Dec-05
	Warrants	600,000		$5.55 & $6.65	30-Jan-06

	Total	6,727,321	outstanding warrants

	Purpose of	Number
B.	Authorization	Authorized		Price	Expiry
	Agent’s Options	138,032		$1.95	29-Oct-05
	Agent’s Options	11,360		$5.00	30-Jan-06

	Total	149,392	outstanding agent’s options

	Purpose of	Number
C.	Authorization	Authorized		Price	Expiry
	Options	20,000		$2.13	1-Sep-04
	Options	442,000		$2.08	2-Mar-05
	Options	302,000		$1.60	9-Apr-05
	Options	23,760		$2.00	9-Apr-05
	Options	25,000		$2.04	9-Apr-05
	Options	90,000		$2.04	9-Apr-05
	Options	73,760		$2.11	9-Apr-05
	Options	20,000		$2.08	18-Apr-05
	Options	45,000		$2.08	20-Jul-05
	Options	170,000		$2.46	15-Dec-05
	Options	175,000		$3.83	15-Dec-05
	Options	50,000		$5.02	31-Dec-05
	Options	140,000		$5.02	9-Jan-06
	Options	60,000		$2.18	7-Jun-08
	Options	30,000		$5.02	31-Dec-06
	Options	60,000		$2.00	14-Jan-07
	Options	1,056,613		$1.82	22-Dec-07
	Options	180,000		$2.46	6-Oct-08
	Options	1,535,000		$3.83	31-Oct-08
	Options	130,000		$5.02	9-Jan-09
	Options	50,000		$5.53	23-Feb-09

	Total	4,678,133	outstanding stock options

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
THIS AGREEMENT dated for reference May 18, 2004

AMONG:

UOB VENTURE TECHNOLOGY INVESTMENTS LTD 80 Raffles Place, UOB Plaza 2 #30-20, Singapore 048624 (Fax No.+65-6538 2569)
(the “Purchaser”);
AND:

INTERNATIONAL WEX TECHNOLOGIES INC.,
a corporation formed under the Canada Business Corporations Act and having an office at 2000, 700 Hornby Street, Vancouver, British Columbia, V6Z 1S4 (Fax No. 604-683-8880)

(the “Company”);
AND
WEX MEDICAL LIMITED, a corporation formed under the laws of Hong Kong and having an office at Unit A, 34/F, Manulife Tower, 169 Electric Road, North Point, Hong Kong (Fax No. 011-852-2897-1966)
(the “Subsidiary”)
WHEREAS:
A. The Company is listed on the Exchange and is subject to the regulatory jurisdictions of the Exchange and the Commissions;
B. The Subsidiary is wholly owned by the Company;
C. The Purchaser and certain other parties have agreed to loan to the Subsidiary money on certain terms and conditions, including the right to convert the principal on the loan into Debenture Shares issuable by the Company.
THE PARTIES to this Agreement therefore agree:
1. INTERPRETATION
1.1. In this Agreement, unless the context otherwise requires:
(a)	“1933 Act” means the United States Securities Act of 1933, as amended;.

(b)	“Accredited Investor” has the same meaning ascribed to that term in Multilateral Instrument 45-103;

(c)	“Acts” means the Alberta Act, the B.C. Act and the Ontario Act, collectively;

(d)
“Alberta Act” means the Securities Act (Alberta), the regulations and rules made thereunder and all policy statements, blanket orders, notices, directions and rulings issued or adopted by the Alberta Securities Commission, all as amended;

(e)
“B.C. Act” means the Securities Act (British Columbia), the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued or adopted by the British Columbia Securities Commission, all as amended;

(f)
“Business” means the business conducted by the Company and its subsidiaries, including, without limitation, the research, development, manufacturing and commercialisation of Tetrodotoxin and other pharmaceutical products;

(g)	“Closing” means the day Debentures are issued to the Purchaser;

(h)	“Commissions” means the Alberta Securities Commission, the British Columbia Securities Commission and the Ontario Securities Commission;

(i)	“Companies” means the Company and the Subsidiary;

(j)	“Debenture Shares” means the previously unissued common shares in the capital of the Company into which the Debentures are convertible in accordance with the terms of the Debentures;

(k)
“Debentures” means the unsecured convertible debentures due five years and one day from the date of issuance and bearing interest at 5 1/2% per annum payable semi annually and otherwise having the attributes and being in the form of Schedule “A” attached to this Agreement;

(l)	“Disclosed Principal” has the meaning ascribed to it in subparagraph 3.1(c)(ii);

(m)
“Disclosure Record” means all prospectuses, financial statements, information circulars, annual information forms, press releases and material change reports of the Company filed with any of the Commissions since January 1, 2000;

(n)	“Exchange” means The Toronto Stock Exchange;

(o)
“Intellectual Property” means the intellectual property of every nature, whether registered or unregistered, including, without limitation, all world wide copyrights, patents, patent rights, trademarks, applications for any of the foregoing, trade names, service marks, and other trade rights, license agreements, marketing rights, trade secrets, and know-how, formulae, processes, technology, inventions, engineering and other proprietary processes, source code, object code, computer programs and other computer software, in whatever media, and data, specifications, prototypes, designs, records, drawings, and calculations, domain names, web addresses, web sites, licenses, sub-licenses, computer rights, other intellectual or industrial property and all other proprietary rights or interests, together with all antecedent derivative works, of or pertaining to the Business;

(p)	“Multilateral Instrument 45-102” means Multilateral Instrument 45-102 “Resale of Securities” published by the Canadian Securities Administrators;

(q)	“Multilateral Instrument 45-103” means Multilateral Instrument 45-103 “Capital Raising Exemptions” published by the British Columbia Securities Commission and the Alberta Securities Commission;

(r)
“Ontario Act” means the Securities Act (Ontario), the regulations and rules made thereunder and all policy statements, blanket orders, notices, directions and rulings issued or adopted by the Ontario Securities Commission, all as amended;

(s)	“Parties” or “Party” means the Purchaser, the Issuer or both, as the context requires;

(t)	“Private Placement” means the offering of the Debentures;

(u)	“Purchaser” has the meaning ascribed to it on the cover page;

(v)	“Purchaser’s Debentures” means those Debentures which the Purchaser has agreed to purchase under this Agreement as set forth in Section 2.1;

(w)	“Regulation S” means Regulation S promulgated under the 1933 Act;

(x)	“Regulatory Authorities” means the Commissions and the Exchange;

(y)	“Securities” means the Debentures and Debenture Shares;

(z)	“subsidiary” includes all companies that are directly or indirectly controlled by the Company;

(aa)	“United States” has that meaning ascribed to it in Regulation S; and

(bb)	“U.S. Person” has the meaning ascribed to it in Regulation S;
1.2 Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).
1.3 This Agreement is to be read with all changes in gender or number as required by the context.
1.4 The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.
1.5 Unless otherwise indicated, all dollar amounts referred to in this Agreement are in lawful currency of the United States of America.
1.6 This Agreement is governed by, subject to and interpreted in accordance with the laws prevailing in the Province of British Columbia and the federal laws of Canada applicable therein, and the courts of the Province of British Columbia will have the exclusive jurisdiction over any dispute arising in connection with this Agreement.
2. PURCHASE AND SALE OF DEBENTURES
2.1 At the Closing, the Purchaser will advance to the Subsidiary $1,500,000 for a $1,500,000 principal amount of Debentures (the “Purchaser’s Debentures”) and the Subsidiary and the Company will issue and deliver to the Purchaser the Purchaser’s Debentures, on the terms and subject to the conditions set out in this Agreement.
3. REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGEMENTS OF THE PURCHASER
3.1 The Purchaser acknowledges, represents, warrants and covenants to and with the Companies that, as at the date given above and at the Closing:
(a)
no prospectus has been filed by the Companies with any of the Commissions in connection with the issuance of the Debentures , such issuance is exempted from the prospectus requirements of the Acts and that:

(i)	the Purchaser is restricted from using most of the civil remedies available under the Acts;

(ii)	the Purchaser may not receive information that would otherwise be required to be provided to it under the Acts; and

(iii)	the Purchaser is relieved from certain obligations that would otherwise apply under the Acts;
(b)	the Purchaser certifies that it and, if applicable, the Disclosed Principal, is resident in the jurisdiction set out on the first page of this Agreement;

(c)	the Purchaser is either:
(i)
purchasing the Purchaser’s Debentures as principal for its own account and not for the benefit of any other person or is deemed under the Acts to be purchasing the Purchaser’s Debentures as principal, and in either case is purchasing the Purchaser’s Debentures for investment only and not with a view to the resale or distribution of all or any of the Purchaser’s Debentures; or

(ii)
purchasing the Purchaser’s Debentures as agent for a disclosed principal (the “Disclosed Principal”) and is not deemed under the Acts to be purchasing the Purchaser’s Debentures as principal, and it is duly authorized to enter into this Agreement and to execute and deliver all documentation in connection with the purchase on behalf of such Disclosed Principal, who is purchasing as principal for its own account and not for the benefit of any other person and for investment only and not with a view to the resale or distribution of all or any of the Purchaser’s Debentures and in its capacity as agent, the Purchaser is acting in compliance with all applicable securities and other laws;

(d)
the Purchaser or the Disclosed Principal for which it is acting, as the case may be is an Accredited Investor, by virtue of the fact that the Purchaser or such Disclosed Principal, as the case may be, falls within one or more of the sub-paragraphs of the definition of Accredited Investor set out in Schedule “B”(the Purchaser having checked and initialled the sub-paragraph(s) applicable to the Purchaser or such Disclosed Principal, as the case may be);

(e)	if the Purchaser or the Disclosed Principal is resident outside of Canada and the United States, the Purchaser and the Disclosed Principal, if applicable:
(i)
is knowledgeable of, or has been independently advised as to the applicable securities laws of the securities regulatory authorities (the “Authorities”) having application in the jurisdiction in which the Purchaser, or the Disclosed Principal is resident (the “International Jurisdiction”) which would apply to the acquisition of the Purchaser’s Debentures, if any;

(ii)
is purchasing the Purchaser’s Debentures pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable, the Purchaser, and the Disclosed Principal, if applicable, is permitted to purchase the Purchaser’s Debentures under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption; and

(iii)
the applicable securities laws of the Authorities in the International Jurisdiction do not require the Companies to make any filings or seek any approvals of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Purchaser’s Debentures;

(f)
the Purchaser acknowledges that the Securities have not been registered under the 1933 Act or the securities laws of any state of the United States, that the Securities may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the 1933 Act and the securities laws of all applicable states or available exemptions therefrom, and that the Companies have no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Securities;

(g)
The Purchaser acknowledges and agrees that the offer to purchase the Purchaser’s Debentures was not made when either the Purchaser or the Disclosed Principal, if applicable, was in the United States and at the time the Purchaser’s subscription for Debentures was delivered to the Companies, the Purchaser and the Disclosed Principal, if applicable, was outside the United States and that:

(i)	the Purchaser is not and will not be purchasing the Purchaser’s Debentures for the account or benefit of any person in the United States;

(ii)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act; and

(iii)
the Purchaser or the Disclosed Principal, if applicable, has no intention to distribute either directly or indirectly any of the Securities in the United States, except in compliance with the 1933 Act;

(h)
neither the Purchaser nor, the Disclosed Principal, if applicable, has knowledge of a “material fact” or “material change” (as those terms are defined in the Acts) in the affairs of the Companies that has not been generally disclosed to the public, save knowledge of this particular transaction;

(i)
the Purchaser has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if an individual is of full age of majority, and if the Purchaser is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been given to authorize the execution of this Agreement on behalf of the Purchaser;

(j)
the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or the Disclosed Principal, if applicable, or of any agreement, written or oral, to which the Purchaser or the Disclosed Principal, if applicable, may be a party or by which it is or may be bound;

(k)
this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser and, if applicable, the Disclosed Principal;

(l)
the Purchaser has been advised to consult its own legal advisors with respect to the applicable hold periods imposed in respect of the Securities by applicable securities legislation and regulatory policies;

(m)
the Purchaser and, if applicable, the Disclosed Principal are aware of the risks and other characteristics of the Securities and of the fact that the Purchaser and, if applicable, the Disclosed Principal, may not be able to resell the Securities purchased by it except in accordance with the applicable securities legislation and regulatory policies and that the Securities may be subject to resale restrictions and may bear a legend to this effect;

(n)
if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser, and if applicable, the Disclosed Principal, will, at the cost of the Companies, execute, deliver, file and otherwise assist the Companies in filing, such reports, undertakings and other documents with respect to the issue of the Debentures as may be required;

(o)
the Purchaser, and if applicable, the Disclosed Principal, has not purchased the Debentures as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communication published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(p)
the Purchaser, and if applicable, the Disclosed Principal, have such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investment;

(q)
the Purchaser, or, if applicable, the Disclosed Principal, will deliver a completed Private Placement Questionnaire and Undertaking in the form attached hereto as Schedule “C” to the Company in accordance with Section 7.2 of this Agreement;

(r)
the Purchaser agrees that the Company may be required by law or otherwise to disclose to regulatory authorities the identity of the Purchaser and, if applicable, the beneficial purchaser for whom the Purchaser may be acting; and

(s)
the Purchaser agrees that the above representations, warranties, covenants and acknowledgements in this subsection will be true and correct both as of the execution of this subscription and as of the day of Closing.

3.2 The foregoing representations, warranties, covenants and acknowledgements are made by the Purchaser with the intent that they be relied upon by the Companies in determining its suitability as a purchaser of Debentures. The Purchaser undertakes to notify the Companies immediately of any change in any representation, warranty or other information relating to the Purchaser set forth herein which takes place prior to the Closing.
4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANIES
4.1 The Companies, jointly and severally, represent, warrant and covenant that, as of the date given above and at the Closing:
(a)
the Company and its subsidiaries are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated or amalgamated and have all requisite corporate authority and power to carry on their respective businesses, as now conducted and as presently proposed to be conducted by them, and to own, lease and operate their respective properties and assets;

(b)	the Subsidiary is wholly owned by the Company;

(c)
each of the Companies and their respective subsidiaries is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where required under the laws of that jurisdiction;

(d)
the authorized capital of the Company consists of an unlimited number of common shares without par value, of which 32,168,812 common shares are issued and outstanding. The outstanding shares of the Company are fully paid and non-assessable;

(e)	each of the Companies has full corporate power and authority to issue the Debentures;

(f)
the Company will reserve or set aside sufficient shares in its treasury to issue the Debenture Shares and upon their issuance the Debenture Shares will be duly and validly issued as fully paid and non-assessable;

(g)
except as qualified by the disclosure in the Disclosure Record, the Company is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Disclosure Record, all agreements by which the Company holds an interest in a property, business or assets are in good standing according to their terms and the properties in which the Company holds an interest are in good standing under the applicable laws of the jurisdictions in which they are situated;

(h)	the Disclosure Record is in all material respects accurate and omits no facts, the omission of which would constitute a misrepresentation within the meaning of the Acts;

(i)
the financial statements of the Company contained in the Disclosure Record, filed with any of the Commissions have all been prepared in accordance with Canadian generally accepted accounting principles, accurately reflect the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Company as of the date thereof, and no adverse material changes in the financial position of the Company have taken place since March 31, 2003;

(j)
subject to the terms of any license agreements set out in Schedule “D”, the Company or its subsidiaries has the right to use, sell, license, sub-license and prepare derivative works for and dispose of and has the rights to bring actions for the infringement or misappropriation of the Intellectual Property used in the Business and neither the Company nor any subsidiary has conveyed, assigned or encumbered any of the Intellectual Property rights owned, used by or licensed to the Company or its subsidiaries. All registrations and filings necessary to preserve the rights of the Company and its subsidiaries to the Intellectual Property have been made and are in good standing;

(k)
no shareholder of the Company or any of its subsidiaries nor any person who is related to or not dealing at arm’s length with a shareholder owns or has any rights to the use of the Company’s or any of its subsidiaries Intellectual Property;

(l)
the execution and delivery of this Agreement and the Debentures will not breach, violate or conflict with any instrument or agreement governing any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries, will not cause the forfeiture or termination of any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries to use, sell, license or dispose of or to bring any action for the infringement of any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries (or any portion thereof);

(m)
the conduct of the Business, and the manufacture, marketing, modification, license, sale or use of the Intellectual Property used in connection with the conduct or operation or proposed conduct or operation of the Business, does not, to the best of the Company’s knowledge, infringe upon or violate the Intellectual Property or proprietary right of any other person;

(n)
the Company has received no notice of pending or threatened claims or litigation contesting the validity, ownership or right to use, sell, license or dispose of any of the Intellectual Property necessary or required or otherwise used for or in connection with the conduct of the operations of the Business, nor to the best of the Company’s knowledge, is there any basis for such claim, nor has the Company received any notice asserting that any Intellectual Property right or the proposed use, sale, license or disposition thereof by the Company or any of its subsidiaries conflicts or will conflict with the rights of any party, nor to the best of the Company’s knowledge, is there any basis for such assertion;

(o)
to the best of the Company’s knowledge, no employee of the Company or any of its subsidiaries is in violation of any term of any non-disclosure, proprietary rights or similar agreement between the employee and any former employer;

(p)
to the best of the Company’s knowledge, all technical information capable of patent protection developed by and belonging to the Company or any of its subsidiaries or licensed to the Company or any of its subsidiaries which has not been patented has been kept confidential;

(q)
except as set forth in Schedule “D” there are no royalties, honoraria, fees or other payments payable by the Company or any of its subsidiaries to any person by reason of the ownership, use, license, sale or disposition of any of the Intellectual Property;

(r)
all employees of, and consultants to, the Company or any of its subsidiaries have entered into proprietary rights or similar agreements with the Company or its subsidiaries, pursuant to which the employee/consultant assigns to the Company or its subsidiaries all Intellectual Property, technical information and other information developed and/or worked on by the employee/consultant while employed by the Company or its subsidiaries;

(s)
all persons having access to or knowledge of the Intellectual Property of a confidential nature that is necessary or required or otherwise used for or in connection with the conduct or operation or proposed conduct or operation of the Business have entered into appropriate non-disclosure agreements with the Company or its subsidiaries;

(t)
to the best of the Company’s knowledge the Intellectual Property of the Company and its subsidiaries comprises all of the Intellectual Property necessary for the conduct of the Business as it has been conducted in the previous 12 months;

(u)	the Subsidiary will use the funds received from the Private Placement for general working capital of the Subsidiary and to advance the interests of the Subsidiary and its affiliates in Asia;

(v)
the Companies have complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions, including, without limitation, the Acts and the Canada Business Corporations Act in relation to the issue and trading of its securities and in all matters relating to the Private Placement;

(w)
there is not presently, and will not be until the closing of the Private Placement, any material change, as defined in the Acts, relating to the Companies or change in any material fact, as defined in the Acts, relating to the Securities which has not been or will not be fully disclosed in accordance with the requirements of the Acts and the policies of the Exchange;

(x)
the Company and its subsidiaries are not in default or breach of, and the execution and delivery of, and the performance of and compliance with the terms of this Agreement by the Company or any of the transactions contemplated hereby (including, without limitation, the issuance of the Securities) does not and will not result in any breach of, or constitute a default under, and does not and will not create a state of facts which, after notice or lapse of time or both, would result in a breach of or constitute a default under, any term or provision of the constating documents or resolutions of shareholders or directors of the Company or any of its subsidiaries, or any indenture, mortgage, note, contract, agreement (written or oral), instrument, lease or other document to which the Company or any of its subsidiaries is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries, which default or breach might reasonably be expected to materially adversely affect the business, operations, capital or condition (financial or otherwise) of the Company or any of its subsidiaries or their properties or assets;

(y)
neither the Company nor its subsidiaries is a party to any actions, suits or proceedings which could materially affect its respective business or financial condition, and to the best of the Companies’ knowledge no such actions, suits or proceedings are contemplated or have been threatened;

(z)	there are no judgments against the Company or its subsidiaries which are unsatisfied, nor is the Company or its subsidiaries subject to any consent decrees or injunctions;

(aa)
each of the Company and its subsidiaries has conducted and is conducting its business in material compliance with all applicable laws, rules and regulations and, in particular, all applicable licensing and environmental legislation, regulations and by-laws and other requirements of any governmental or regulatory bodies applicable to the Company and its subsidiaries, of each jurisdiction in which it carries on business and holds all material licences, registrations and qualifications in all jurisdictions in which it carries on business which are necessary or in the opinion of the Company desirable to carry on its business as now conducted or as presently proposed to be conducted, and all such licences, registrations or qualifications are valid and existing and in good standing and none of such licenses, registrations or qualifications contains any burdensome term, provision, condition or limitation which has or is likely to have a material adverse effect on the business of the Company or its subsidiaries as now conducted or as proposed to be conducted;

(bb)
this Agreement has been or will be by the Closing, duly authorized by all necessary corporate action on the part of the Companies, and the Companies has or will have by the Closing full corporate power and authority to undertake the Private Placement;

(cc)	the “restricted period” under Multilateral Instrument 45-102 will not exceed four months from the date of issuance of the Debentures;

(dd)	the Company is a “reporting issuer” under the Acts and is not in default of any of the requirements of the Acts or any of the administrative policies or notices of the Exchange;

(ee)
no order ceasing or suspending trading in securities of the Companies nor prohibiting the sale of such securities has been issued to and is outstanding against the Companies or their directors, officers or promoters or against any other companies that have common directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened;

(ff)
except as described in Schedule “E”, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, for the issue or allotment of any unissued shares in the capital of the Company or its subsidiaries, or any other security convertible into or exchangeable for any such shares, or to require the Company or its subsidiaries to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital;

(gg)
the Company and its subsidiaries have filed all federal, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith;

(hh)
the Company has established on its books and records reserves which are adequate for the payment of all taxes accrued but not yet due and payable and there are no liens for taxes on the assets of the Company or its subsidiaries except for taxes not yet due, and there are no audits of any of the tax returns of the Company which are known by the Company’s management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Company; and

(ii)
to the best of the Company’s knowledge, the representations, warranties and statements of fact contained herein or otherwise furnished by or on behalf of the Company or the subsidiaries to the Purchaser in connection with the transactions contemplated by this Agreement do not omit to state any material fact necessary to make any such representation, warranty or statement not misleading to a prospective purchaser of Debentures seeking full information as to the Company and its subsidiaries. The Company has no knowledge of any facts relating to the Business which, if known by a prospective purchaser of Debentures seeking full information as to the Company and its subsidiaries, might reasonably be expected to deter such prospective purchaser from completing the transactions contemplated in this Agreement.

4.2 The representations, warranties and covenants contained in this section will survive the Closing.
5. COVENANTS OF THE COMPANIES
5.1 The Company and each of its subsidiaries shall deliver to the Purchaser such financial statements and other documents as required under the Debentures.
5.2 So long as any Debentures are outstanding, the Companies agree to appoint to the board of directors of Nanning Maple Leaf Pharmaceutical Co. Ltd. (a limited liability company under the laws of China), one nominee designated in writing by holders of Debentures.
5.3 The covenants contained in this section will survive Closing and shall terminate upon the conversion of the Debentures in accordance with the terms thereof.

6. FILINGS WITH THE REGULATORY AUTHORITIES
6.1 The Company has given to the Exchange written notice of the terms of this Agreement and the proposed Private Placement and all other information required by the rules and policies of the Exchange (the “Notice”).
6.2 The Company will upon written request provide the Purchaser and its solicitors with a copy of the Notice, and a copy of the letters of acceptance of the Notice from the Exchange,
6.3 The Company will file all required documents and filing fees and will do all things required by the rules and policies of the Exchange in order to obtain the acceptance of the Exchange to the Private Placement.
6.4 The Company will:
(a)	within the time periods specified by the Acts file with the appropriate Commissions the appropriate forms required to be filed in connection with the Private Placement; and

(b)	within 10 days following Closing, provide the Purchaser’s solicitors with copies of such forms.
7. CONDITIONS OF CLOSING
7.1 The obligation of the Purchaser to purchase the Debentures contemplated hereby will be subject to the fulfilment on or before Closing of the following terms and conditions, compliance with which may be waived in whole or in part by the Purchaser in its discretion and upon such terms as it may consider appropriate:
(a)
the representations and warranties of the Companies contained herein will be true in all material respects at and as of closing as though such representations and warranties were made again at and as of such time and at Closing the Companies will have delivered to the Purchaser a certificate, in form and substance satisfactory to the Purchaser, reaffirming such representations and warranties;

(b)	there has not occurred any adverse material changes in the affairs or prospects of the Company or its subsidiaries, as determined by the Purchaser;

(c)
the average closing price for the common shares of the Company for the ten trading days immediately prior to Closing is not less than 50% of the conversion price of the Debentures during the first year of the term thereof;

(d)	the Purchaser’s investment committee shall have approved the Purchase of the Purchaser’s Debentures;

(e)	the Companies will have performed and complied with all covenants, agreements and conditions required hereby to be performed or complied with by the Companies prior to Closing;

(f)	the Exchange will have issued its final acceptance of the issuance of the Securities as contemplated by the terms of this Agreement;

(g)
no order (draft or otherwise), judgment, injunction, decree, award or writ of any court, tribunal, arbitrator, government agency or other person will have been entered that prohibits or restricts the Closing or which, in the opinion of the Purchaser, acting reasonably, could prevent or restrict any party hereto from performing any of its obligations hereunder; and

(h)	the Purchaser will have received a favourable written opinion of the Company’s counsel dated the date of Closing satisfactory in scope and substance to the Purchaser and its counsel acting reasonably.

7.2 The obligation of the Companies to complete the subscription contemplated hereby will be subject to the fulfilment on or before Closing of the following terms and conditions, compliance with which may be waived in whole or in part by the Company in its discretion and upon such terms as it may consider appropriate:
(a)	the Purchaser or, if applicable, the Disclosed Principal, as the case may be, has delivered to the Companies a fully executed copy of this Agreement, including Schedule “B” and Schedule “C”;

(b)
the representations and warranties of the Purchaser contained herein will be true in all material respects on and as of Closing as though such representations and warranties were made at and as of such time;

(c)	the Purchaser will have performed and complied with all covenants, agreements and conditions required hereby to be performed or complied with by it up to and including the Closing;

(d)	the Exchange will have issued its final acceptance of the issuance of the Securities contemplated by the terms of this Agreement; and

(e)
no order (draft or otherwise), judgment, injunction, decree, award or writ of any court, tribunal, arbitrator, governmental agency or other person will have been entered that prohibits or restricts the Closing or which, in the opinion of the Company, acting reasonably, could prevent or restrict any party hereto from performing any of its obligations hereunder.

8. CLOSING
8.1 On or before June 14, 2004, the Purchaser will deliver to the solicitors for the Subsidiary a cheque or wire transfer for $1,500,000 made payable to the Subsidiary or its solicitors.
8.2 At the Closing the Companies will deliver to the Purchaser the Purchaser’s Debentures and all certificates, agreements, declarations and other documents as the Purchaser may reasonably require.
8.3 At the Closing the Company will deliver to the Purchaser and to its solicitors a favourable opinion of the Company’s solicitors dated the Closing Date, in a form acceptable to the Purchaser and to its solicitors, as to all legal matters reasonably requested by the Purchaser relating to the creation, issue and sale of the Securities, and as to all other legal matters, including compliance with applicable securities laws, in any way connected with the issuance, sale and delivery of the Securities as the Purchaser may reasonably request. It is understood that counsel may rely on the opinions of local counsel acceptable to it as to matters governed by the laws of jurisdictions other than British Columbia or Canada and on certificates of officers of the Company, the transfer agent and the auditors of the Company as to relevant matters of fact.
8.4 The Company agrees that if, between the date of this Agreement and the date of Closing a material change (actual, anticipated or threatened) or of any change in a material fact occurs in the affairs of the Company or any of its subsidiaries, the Company will promptly inform the Purchaser of the full particulars and:
(a)	as soon as practicable issue and file with the Commissions and the Exchange a press release that is authorized by a senior officer disclosing the nature and substance of the change;

(b)	file with the Commissions the report required by the Acts as soon as practicable, and in any event no later than 10 days after the date on which the change occurs; and

(c)	provide copies of that press release, when issued, and that report, when filed, to the Purchaser and its solicitors upon written request.
9. EXPENSES OF PURCHASER
9.1 The Company, forthwith upon receiving an account, will pay all of the reasonable expenses of the Private Placement and all the expenses reasonably incurred by the Purchaser and the other purchasers of Debentures issued by the Subsidiary and the Company on the date hereof, including all legal fees and disbursements incurred by the Purchaser and other such purchasers to an aggregate maximum of Cdn$25,000.
9.2 The Company will pay the expenses referred to in the previous Subsection even if acceptance of the Private Placement is not granted by the Exchange or the transactions contemplated by this Agreement are not completed or this Agreement is terminated, unless the failure of acceptance or completion or the termination is the result of a breach of this Agreement by the Purchaser, including the failure of the Purchaser to obtain approval of its investment committee.

9.3 The Purchaser may, from time to time, render accounts for its expenses to the Company for payment on or before the dates set out in the accounts.
9.4 The Company authorizes the Purchaser to deduct its reasonable expenses in connection with the Private Placement from the proceeds of the Private Placement payable to the Company.
10. MISCELLANEOUS
10.1 In addition to the representations and warranties contained herein, all statements contained in any certificate delivered by or on behalf of a Party hereto in connection with the closing of the transactions contemplated hereby will be deemed to be representations and warranties hereunder. All representations and warranties made by a Party will survive the Closing notwithstanding any investigation at any time made, or any evidence as to the truth or accuracy thereof at any time accepted by or on behalf of the other party.
10.2 The Companies, jointly and severally, will hold the Purchaser harmless from and against all losses, whether consequential or otherwise, liabilities, costs, damages and expenses (including reasonable legal fees) arising out of or in consequence of any misrepresentation or breach of warranty or covenant given or made by the Companies hereunder. The Purchaser will indemnify and hold the Companies harmless from and against all losses, whether consequential or otherwise, liabilities, costs, damages and expenses (including reasonable legal fees) arising out of or in consequence of any misrepresentation or breach of warranty or covenant given or made by the Purchaser hereunder. This paragraph will survive Closing for a period of two years.
10.3 A Party will give all notices to, or other written communications with, the other parties concerning this Agreement by hand, fax or registered mail addressed to the address given above.
10.4 Before Closing, no Party will make any public statement or issue any press release concerning the transactions contemplated herein, except as may be necessary, in the opinion of counsel to the Party making such disclosure, to comply with the requirements of any law, order, rule, regulation or published policy of any regulatory authority having jurisdiction. If any such public statement or release is so required, the party making such disclosure will consult with the other party prior to making any statement or press release and the parties will use all reasonable efforts, acting expeditiously and in good faith, to agree upon a text for such statement or release which is satisfactory to each of them. If the parties fail to agree upon such text, the party making the disclosure will make only such public statement or release as its counsel advises in writing is legally required to be made.
10.5 Neither this Agreement nor any rights or obligations hereunder will be assignable by either Party without the prior consent of the other Party.
10.6 Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).
10.7 Except as expressly provided in this Agreement and in the agreements, securities and other documents contemplated or provided for herein, this Agreement contains the entire agreement among the Parties with respect to the Securities, and there are no other terms, conditions representations or warranties, whether express or implied, oral or written, or by statute, or by common law, by the Companies, the Purchaser, or anyone else.
10.8 The Parties may amend this Agreement only in writing.
10.9 This Agreement enures to the benefit of and is binding upon the Parties and their successors and permitted assigns.

10.10 This Agreement may be executed in any number of counterparts (including fax) each of which when so executed will be deemed to be an original and when taken together will constitute the entire and same agreement.
DATED at                                        , this                      day of                                          , 2004.
For and on behalf of
[UOB VENTURE TECHNOLOGY INVESTMENTS LTD

/s/ “Quek Cher Teck” Name: Quek Cher Teck
Title: Managing Director, UOB Venture Management Pte Ltd
Address: 80 Raffles Place #30-20 UOB Plaza 2 Singapore 048624

Registration Instructions:	Delivery Instructions

Name	Account reference, if applicable

Account reference, if applicable	Contact Name

Address	Address

(Telephone Number)
ACCEPTED this 14th day of June, 2004.
INTERNATIONAL WEX TECHNOLOGIES INC.

Per:	/s/ “John Olthoff”

WEX MEDICAL LIMITED

Per:	/s/ “Frank Shum”

SCHEDULE “A”
DEBENTURE

DEBENTURE
UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE OCTOBER 15, 2004].
THIS DEBENTURE AND THE COMMON SHARES INTO WHICH IT MAY BE CONVERTED HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS DEBENTURE AND THE COMMON SHARES INTO WHICH IT MAY BE CONVERTED MAY NOT BE SOLD OR CONVERTED IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS IT HAS BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE DEFINED BY REGULATIONS UNDER THE 1933 ACT.
THIS DEBENTURE, dated for reference June 14, 2004 is made

BETWEEN:
UOB VENTURE TECHNOLOGY INVESTMENTS LTD 80 Raffles Place, UOB Plaza 2 #30-20, Singapore 048624

(“Investor”)
OF THE FIRST PART
AND:

INTERNATIONAL WEX TECHNOLOGIES INC., a corporation formed under the Canada Business Corporations Act and having an office at 2000, 700 Hornby Street, Vancouver, British Columbia, V6Z 1S4

(the “Company”)
OF THE SECOND PART
AND:

WEX MEDICAL LIMITED, a corporation formed under the laws of Hong Kong and having an office at Unit A, 34/F, Manulife Tower, 169 Electric Road, North Point, Hong Kong

(the “Subsidiary”)
OF THE THIRD PART
WHEREAS the Investor has provided financing to the Subsidiary in the principal sum of $1,500,000 pursuant to a subscription agreement among the Investor, the Company and the Subsidiary dated May 18, 2004;
AND WHEREAS the Subsidiary is wholly owned by the Company;

NOW THEREFORE THIS DEBENTURE WITNESSES that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:
1 DEFINITIONS
Where used in this Debenture, the following words and phrases have the following meanings:
(a)	“Advanced Funds” means $1,500,000 advanced by the Investor to the Subsidiary pursuant to the Subscription Agreement,

(b)	“Debenture” means this Debenture and the schedules hereto, as at any time amended or modified and in effect,

(c)	“Business Day” means any day other than a Saturday or a Sunday on which Canadian chartered banks are open for business in Vancouver, British Columbia,

(d)	“Closing Date” means June 14, 2004,

(e)	“Common Shares” means the common shares in the capital of the Company as constituted as of the date hereof,

(f)	“Companies” means the Company and the Subsidiary,

(g)
“Conversion Price” means the price at which the Advanced Funds may be converted into Common Shares, being Cdn$5.00 per Common Share, subject to adjustment on the occurrence of certain events specified in Part 6 of this Debenture. For the purposes hereof, Advanced Funds shall be deemed to be converted from US currency into Canadian currency at the rate of US$1.00 = Cdn$1.3866,

(h)
“Current Market Price” at any date for Common Shares means the closing price per Common Share on the Exchange for that day (provided that if on that day no Closing Price per share is reported by the Exchange as there were no trades that day, the average of the reported closing bid and asked prices on the Exchange on such day will be deemed to be the closing price per share for such day),

(i)	“Event of Default” means any event specified in section 5.1,

(j)
“Exchange” means The Toronto Stock Exchange, so long as the common shares of the Company are listed on The Toronto Stock Exchange. If the common shares are not listed on either The Toronto Stock Exchange, it means whatever stock exchange, stock market or over the counter system on which the common shares of the Company trade in the greatest volume or, if such common shares are not traded on any over-the-counter market or stock exchange, then the current market value thereof, as it may be determined by the directors of the Company,

(k)	“Issue Date” means June 14, 2004,

(l)	“Maturity Date” means June 15, 2009,

(m)	“NMLP” means Nanning Maple Leaf Pharmaceutical Co. Ltd., a limited liability company under the laws of China and a subsidiary of the Company,

(n)	“Subscription Agreement” means the subscription agreement among the Investor, the Subsidiary and the Company dated May 18, 2004,

(o)	“subsidiary” includes all companies that are directly or indirectly controlled by the Company,

(p)	“Trading Day” with respect to the Exchange means a day on which such exchange is open for the transaction of business; and

(q)	“UOB Debentures” means this Debenture and the debentures issued to each of UOB Venture (Shenzhen) Limited and UOB Capital Investments Pte Ltd by the Companies dated for reference June 14, 2004.
2 INTERPRETATION
2.1 Governing Law
This agreement is governed by the laws of the Province of British Columbia and the parties attorn to the nonexclusive jurisdiction of the courts of British Columbia for the resolution of all disputes under this Debenture.
2.2 Severability
If any one or more of the provisions contained in this Debenture is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.
2.3 Parties In Interest
This Debenture enures to the benefit of and is binding on the parties hereto and their respective successors and permitted assigns.
2.4 Headings and Marginal References
The division of this Debenture into parts, sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Debenture.
2.5 Currency
Unless otherwise indicated, all statements of, or references to, dollar amounts in this Debenture refer to lawful currency of the United States.
2.6 Accounting Principles
Unless otherwise specified in this Debenture, all accounting terminology and calculations shall be made in accordance with Canadian generally accepted accounting principles, consistently applied, and all accounting calculations shall be made on a consolidated basis.
3 THE ADVANCED FUNDS
3.1 Repayment of the Advanced Funds
The Subsidiary promises to pay to the Investor the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, (together with accrued and unpaid interest) on or before the Maturity Date. Notwithstanding any other provision of this Debenture, in the event that the Subsidiary fails to repay the Advanced Funds in accordance with the foregoing, the Company promises to pay to the Investor the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, (together with accrued and unpaid interest) on or before the Maturity Date.

3.2 Evidence of Advanced Funds
The indebtedness of the Subsidiary to the Investor in respect of the Advanced Funds outstanding will be evidenced by this Debenture.
3.3 Interest
The Subsidiary will pay interest to the Investor both before as well as after default and maturity on the Advanced Funds from the date of disbursement, at the rate of 5.5% per annum calculated semi-annually not in advance and payable semi-annually. Interest will be paid in United States currency.
3.4 Timing of Interest Payments
The first semi-annual interest payment will be due and payable on the first day of October, 2004 and thereafter interest payments will be due and payable on the first day of each April and October (unless that day is not a Business Day in which case the payment will be made on the Business Day immediately preceding it) until all principal and interest has been repaid in full.
3.5 Reimbursement of Interest
In the event that there are any taxes imposed on the Investor in respect of interest accrued or paid on the Advanced Funds during the first 12 months following the Issue Date, the Subsidiary shall reimburse the Investor for all such taxes, provided that the maximum aggregate amount of reimbursement under all UOB Debentures shall be limited to 15% of the interest paid on all UOB Debentures. The reimbursement shall be paid by the Subsidiary in United States currency within 14 Business Days of receipt by the Subsidiary of a letter from the Investor (or its manager) certifying the tax rate on the interest paid or due during the applicable period, together with a calculation of the amount of tax payable.
4 COVENANTS OF THE BORROWER
4.1 Positive Covenants
The Subsidiary and the Company covenant and agree with the Investor that, at all times during the currency of this Debenture:
(a)	the Subsidiary will pay the principal sum, interest and all other monies required to be paid to the Investor pursuant to this Debenture in the manner set forth herein,

(b)	each of the Companies will duly observe and perform each and every of its covenants and agreements set forth in this Debenture and the Subscription Agreement,

(c)	each of the Companies will forthwith upon becoming aware of the occurrence of an Event of Default, provide the Investor with immediate notice thereof,

(d)
they will pay on demand any and all reasonable costs, charges and expenses, including any legal costs incurred by the Investor on the basis as between a solicitor and his own client, of and incidental to:

(i)	any matter which either of the Companies asks the Investor to consider in connection with this Debenture after the grant of this Debenture,

(ii)	the Investor’s performance of any covenant in this Debenture,

(iii)	any default by either of the Companies, and

(iv)	any steps or proceedings taken under this Debenture or otherwise by reason of non-payment or procuring payment of the monies payable under this Debenture, and all such costs, charges and expenses will bear interest at the rate aforesaid from the date of the Investor incurring or being charged the same,

(e)
the Subsidiary will pay all reasonable expenses of any nominee of the Investor appointed or elected to the board of directors of NMLP reasonably incurred in attending at meetings of the board of directors or any committees thereof, provided NMLP fails to otherwise pay such expenses,

(f)
in the event the Investor elects at any time not to have a nominee on the board of directors of NMLP, the Company shall cause NMLP to give notice to the Investor of all meetings of the board of directors of NMLP to permit a representative of the Investor to attend any Board meetings of NMLP as an observer. The reasonable expenses of the observer will be paid in the same manner as the expenses of the Investor’s nominee on the board of directors of NMLP,

(g)
they will, if so requested by the Investor, take all necessary steps to indemnify the Investor’s nominee director in accordance with the provisions of the laws of China and the constating documents of NMLP,

(h)
they will, mail quarterly unaudited consolidated financial statements of the Company and quarterly unaudited financial statements of each of the Subsidiary and NMLP to the Investor within 45 days after the end of each fiscal quarter,

(i)
they will, mail annual audited consolidated financial statements of the Company and annual audited financial statements of each of the Subsidiary and NMLP to the Investor within 90 days of the end of each fiscal year,

(j)	they will, mail copies of all reports, financial statements and any other documents sent to the Company’s shareholders to the Investor on a timely basis,

(k)	they will, mail a copy of the annual budget, together with management’s discussion and analysis for NMLP, within 15 days of approval by the board of directors of NMLP,

(l)	they will, provide any other financial information relating to the Companies and NMLP reasonably requested by the Investor,

(m)
they will promptly inform the Investor of the full particulars if a material change (actual, anticipated or threatened) or any change in a material fact occurs in the affairs of the Company or any of its subsidiaries,

(n)	each of the Companies and NMLP will maintain proper records and books of account,

(o)	each of the Companies and NMLP will maintain its corporate existence,

(p)
the Company and each of its subsidiaries will, keep in good standing all requisite licences, approvals, consents and authorizations necessary to enable the Company and its subsidiaries to conduct operations,

(q)	they will promptly provide the Investor with written notice of material litigation, and

(r)	the Subsidiary will apply the Advanced Funds to general working capital for the Subsidiary and to advance the interests of the Subsidiary and its affiliates in Asia.
4.2 Negative Covenants
The Company covenants and agrees with the Investor that, at all times during the currency of this Debenture, unless it has received the prior written consent of the Investor to do so (such consent to be in the Investor’s sole and unfettered discretion but not to be unreasonably withheld), it will not:
(a)	permit the Subsidiary or NMLP to issue any securities, other than to the Company,

(b)	permit the Subsidiary or NMLP to borrow any money for a term of more than 12 months,

(c)	and will not permit the Subsidiary or NMLP to sell, lease, assign, transfer or otherwise dispose of all or substantially all of its assets,

(d)	and will not permit the Subsidiary or NMLP to redeem or repurchase shares, pay or declare dividends (or any other return of capital),

(e)	and will not permit any subsidiary to utilize any Advanced Funds to purchase or acquire the securities of any person, pay dividends or return capital to its shareholders,

(f)	and will not permit the Subsidiary or NMLP to guarantee debt, except for the debt of its subsidiaries,

(g)	and will not permit the Subsidiary or NMLP to enter into any corporate reorganization or amalgamation,

(h)
and will not permit the Subsidiary or NMLP to, enter into any partnership, joint venture or similar agreement or arrangement, other than in the ordinary course of business or in connection with a corporate reorganization,

(i)
and will not permit any subsidiary to, dispose of or allow to lapse any intellectual property rights necessary to enable the Company and its subsidiaries to conduct operations, other than in the ordinary course of business or in connection with a corporate reorganization,

(j)	and will not permit the Subsidiary or NMLP to, grant a security interest in its assets, other than in the ordinary course of business,

(k)	and will not permit the Subsidiary or NMLP to, amend its constating documents, or

(l)	allow any of the outstanding securities of the Subsidiary or NMLP to be pledged or transferred.

5 EVENT OF DEFAULT
5.1 Definition of Event of Default
The principal balance of the Advanced Funds, costs and any other money owing to the Investor under this Debenture will immediately become payable unless otherwise waived in writing by the Investor, in any of the following events (each an “Event of Default”):
(a)	if the Subsidiary fails to pay within ten days of the due date thereof any payments due under this Debenture,

(b)
subject to the ten day grace period with respect to payments described in subsection 5.1 (a) hereof, if the Subsidiary or Company fails to observe or perform any of the covenants in this Debenture or the Subscription Agreement on its part to be observed and performed,

(c)
if the present nominee of the Investor on the board of directors of NMLP ceases to be a director of NMLP for any reason and a replacement nominee of the Investor acceptable to the Company, acting reasonably, is not appointed or elected to the board of directors of NMLP within 30 days if the Investor so requests,

(d)	if the board of directors of NMLP fails to meet (either in person or by telephone) at least two times each fiscal year,

(e)
if there is a change in the majority shareholding of the Subsidiary or NMLP, and for greater certainty there shall be deemed to be no change in the majority shareholding of an entity if the indirect ownership of such entity remains unchanged,

(f)
if the board of directors of the Subsidiary or NMLP, subject to any restrictions contained in this Debenture or the Subscription Agreement fails in each fiscal year to approve a budget for the forthcoming fiscal year,

(g)	if there is any breach, default or event of default under the Subscription Agreement or this Debenture,

(h)	if there is a sale of substantially all of the assets or business of the Company, the Subsidiary or NMLP, or

(i)	if any of the representations and warranties in the Subscription Agreement are or become not true.
5.2 Rights and Remedies of the Investor
Upon the occurrence of an Event of Default and at any time thereafter, the Investor may exercise any or all rights and remedies available to the Investor whether available under this Debenture or available at law or in equity.
5.3 Overdue Payments
In addition to and without restricting the Investor’s other rights or remedies under this Debenture or available at law or in equity, in the event of an Event of Default under section 5.1(a) with respect to the non-payment of interest, the Subsidiary shall pay to the Investor an additional amount equal to 2% per month (24% per year) of the overdue interest amount until the overdue interest amount is paid full, unless the Investor waives the payment of any such amount. The additional amount shall be payable on demand in cash, or at the election of the Investor, in fully paid non-assessable Common Shares in the capital of the Company. If the Investor elects to be paid in Common Shares in the capital of the Company, the additional amount together with accrued and unpaid interest shall be converted into Common Shares at the lowest conversion price as is then acceptable to the Exchange and the Company agrees to use all reasonable commercial efforts to obtain the approval of such conversion price from the Exchange upon being notified by the Investor of such election.

6 CONVERSION OF THE ADVANCED FUNDS
6.1 Conversion at Investor’s Option
At the option of the Investor, at any time or times, whether before or after the occurrence of a Event of Default, the principal balance of the Advanced Funds may be converted in whole or in part into fully-paid and non-assessable Common Shares in the capital of the Company at the Conversion Price. Any partial conversion of the Advanced Funds shall be in multiples of $25,000. The Investor shall advise the Company by notice in writing in the form attached as Appendix I of the principal amount that it wishes to convert (“Conversion Notice”) and the date of such conversion shall be the date of the Conversion Notice. In the case of a conversion of less than all of the principal amount outstanding of the Advanced Funds, the Companies shall deliver to the Investor, against receipt of this Debenture for cancellation, a replacement debenture in the same form as this Debenture in respect of the principal balance of the Advanced Funds remaining outstanding.
6.2 Automatic Conversion
In the event that the Current Market Price on ten consecutive Trading Days is at least equal to 1.5 times the then applicable Conversion Price, the Company may deliver written notice to the Investor specifying the date of conversion (“Conversion Notice”). On the specified date of conversion the principal balance of the Advanced Funds outstanding will be automatically converted into Common Shares at the then applicable Conversion Price. Upon receipt of the Conversion Notice the Investor will send the Debenture to the Company for cancellation.
6.3 Process on Giving Notice of Conversion
Upon the Company or the Investor, as the case may be, giving a Conversion Notice as described in sections 6.1 or 6.2, and subject to section 6.7, the Investor shall be entitled to be entered in the books of the Company as at the date of conversion as the holder of the number of Common Shares into which such portion of the Advanced Funds then outstanding has been converted and, within seven business days of the date of the Conversion Notice, the Company shall deliver to the Investor a certificate or certificates representing the Investor’s holdings of the Common Shares. Any interest accruing to the date of conversion on the portion of the Advanced Funds shall be paid by the Subsidiary to the Investor forthwith after the giving of the Conversion Notice.
6.4 Adjustment of Conversion Price
(a)
The Conversion Price (and the number of Common Shares issuable upon exercise of the conversion rights and obligations set forth in sections 6.1 and 6.2) is subject to adjustment from time to time in the events and in the manner provided as follows:

(b)
If and whenever at any time after the date hereof and prior to the repayment of the Advanced Funds and all accrued interest and/or conversion thereof into Common Shares (the “Expiry Date”), the Company:

(i)
issues to all or substantially all the holders of Common Shares by way of a stock dividend or otherwise Common Shares or securities exchangeable for or convertible into Common Shares other than a dividend paid in the ordinary course, or

(ii)	subdivides its outstanding Common Shares into a greater number of shares, or

(iii)	consolidates or combines its outstanding Common Shares into a smaller number of shares,
(any of such events being called a “Common Share Reorganization”), then the Conversion Price will be adjusted effective immediately after the effective date or record date for the happening of a Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization, by multiplying the Conversion Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which is the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which is the number of common shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into common shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such effective date or record date).
If and whenever at any time after the date hereof and prior to the Expiry Date, the Company fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Common Shares under which such holders are entitled to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares, where
(c)
the right to subscribe for or purchase Common Shares, or the right to exchange securities for or convert securities into Common Shares expires not more than 45 days after the date of such issue (the period from the record date to the date of expiry being in this section 6.4 called the “Rights Period”), and

(d)
the cost per Common Share during the Rights Period (inclusive of any cost or acquisition of securities exchangeable for or convertible into Common Shares in addition to any direct cost of Common Shares) (in this section 6.4 called the “Per Share Cost”) is less than 95% of the Current Market Price of the Common Shares on the record date,

(any of such events being called a “Rights Offering”), then the Conversion Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:
(e)	the numerator of which is the aggregate of:
(i)	the number of Common Shares outstanding as of the record date for the Rights Offering, and

(ii)	a number determined by dividing the product of the Per Share Cost and:
A.
where the event giving rise to the application of this paragraph (ii) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase additional Common Shares, the number of Common Shares so subscribed for or purchased during the Rights Period, or

B.
where the event giving rise to the application of this paragraph (ii) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Common Shares, the number of Common Shares for which those securities could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Common Shares as of the record date for the Rights Offering, and

(f)	the denominator of which is
(i)	in the case described in subparagraph (e)(ii)(A), the number of Common Shares outstanding, or

(ii)	in the case described in subparagraph (e)(ii)(B), the number of Common Shares that would be outstanding if all the Common Shares described in subparagraph (e)(ii)(B) had been issued, as at the end of the Rights Period.
Any Common Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.
If pursuant to section 6.1 the Investor has given notice to convert or if pursuant to section 6.2 the Company has requested the Investor to convert during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period the Investor will, in addition to the Common Shares to which it is otherwise entitled upon such conversion in accordance with sections 6.1 and 6.2, be entitled to that number of additional Common Shares which, when added to the number of Common Shares to which that holder is entitled upon such conversion, equals the number of Common Shares to which the Investor would have been entitled on exercise if the conversion notice had been given after the adjustment of the Conversion Price immediately after the end of the Rights Period. Such additional Common Shares will be deemed to have been issued to the Investor immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to such holder within ten Business Days following the end of the Rights Period.
If and whenever at any time after the date hereof and prior to the Expiry Date, the Company fixes a record date for the issue or the distribution to the holders of all or substantially all its Common Shares:
(g)	shares of the Company of any class other than Common Shares,

(h)
rights, options or warrants to acquire shares or securities exchangeable for or convertible into shares or property or other assets of the Company (other than rights, options or warrants to purchase Common Shares exercisable within 45 days of the record date at a price per Common Share equal to or greater than 95% of the then Current Market Price),

(i)	evidences of indebtedness, or

(j)	any property or other assets

and if such issuance or distribution does not constitute a Common Share Reorganization or a Rights Offering or dividend paid in the ordinary course (any of such non-excluded events being called a “Special Distribution”), the Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price effect on such record date by a fraction:
(k)	the numerator of which is:
(i)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, less

(ii)
the amount by which the aggregate fair market value (as determined by action by the directors of the Company) to the holders of the Common Shares of such securities or property or other assets so issued or distributed in the Special Distribution exceeds the fair market value (as determined by action of the directors of the Company) of the consideration, if any, received therefor by the Company, and

(l)	the denominator of which is the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date.
Any Common Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.
If and whenever at any time after the date hereof and prior to the Expiry Date, there is a reclassification of the Common Shares outstanding at any time or change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation, reverse take-over or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), and notice to convert is given after the effective date of such Capital Reorganization, the Investor will be entitled to receive, and must accept for the same aggregate consideration in lieu of the number of Common Shares to which it was theretofore entitled upon such subscription, the aggregate number of shares, other securities or other property which it would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, it had been the registered holder of the number of Common Shares to which such holder was theretofore if conversion had occurred on that date. Appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this section 6.4 with respect to the rights and interests thereafter of holders of Debentures to the end that the provisions set forth in this section 6.4 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares thereafter deliverable upon conversion. Any such adjustment must be made by and set forth in an agreement supplemental hereto. As a condition precedent to taking any action that would constitute a Capital Reorganization, the Company will take all action necessary, in the opinion of counsel, in order that the provisions of this section be effected.
If and whenever at any time after the date hereof and prior to the Expiry Date any adjustment in the Conversion Price occurs as a result of
(m)	a Common Share Reorganization,

(n)	the fixing by the Company of a record date for a Rights Offering, or

(o)
the fixing by the Company of a record date for the issue or distribution to the holders of all or substantially all its outstanding Common Shares of (A) Common Shares, (B) securities exchangeable for or convertible into Common Shares at an exchange or conversion price per Common Share less than the Current Market Price on such record date or (C) rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at an exchange or conversion price per Common Share less than the Current Market Price on such record date, then the number of Common Shares issuable upon conversion will be adjusted contemporaneously with the adjustment of the Conversion Price by multiplying the number of Common Shares theretofore issuable on the exercise thereof immediately prior to such adjustment by a fraction the numerator of which is the Conversion Price in effect immediately prior to such adjustment and the denominator of which is the Conversion Price resulting from such adjustment.

To the extent that any adjustment in subscription rights occurs pursuant to this section 6.4 as a result of a distribution of exchangeable or convertible securities, rights, options or warrants, or as a result of the fixing by the Company of a record date for the distribution of any such securities, the number of Common Shares issuable upon conversion will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Common Shares which would be issuable or purchasable based upon the number of Common Shares actually issued and remaining issuable immediately after such expiration, and will be further readjusted in such manner upon expiration of any further such right.
6.5 Additional Adjustments
If by the terms of the rights, options or warrants referred to in section 6.4, there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of
(a)	the lowest purchase, conversion or exchange price per Common Share, as the case may be, if such price is applicable to all Common Shares which are subject to the rights, options or warrants, and

(b)	the average purchase, conversion or exchange price per Common Share, as the case may be, if the applicable price is determined by reference to the number of Common Shares acquired.
To the extent that any adjustment in the Conversion Price occurs pursuant to section 6.4 as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants, the Conversion Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Conversion Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.
No adjustment in the Conversion Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Conversion Price and no adjustment will be made in the number of Common Shares issuable upon conversion unless it would result in a change of at least one one-hundredth of a Common Share, provided, however,’ that any adjustments which, except for the provisions of this section, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.
If at any time a dispute arises with respect to adjustments provided for in section 6.4, such dispute will be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Company and any such determination will be binding upon the Company and the Investor and the Company will provide such auditors or accountants with access to all necessary records of the Company.
If the Company sets a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other act only then no adjustment in the Conversion Price or the number of Common Shares issuable upon conversion will be required by reason of the setting of such record date.

In the absence of a resolution of the directors of the Company fixing a record date for a Special Distribution or Rights Offering, the Company will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.
As a condition precedent to the taking of any action which would require any adjustment in respect of conversion, including the Conversion Price and the number of class of shares or other securities which are to be received upon conversion, the Company must take any corporate action which may be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Investor are entitled to receive on conversion in accordance with the provisions thereof.
6.6 Acknowledgement
The investor acknowledges that this Debenture and any Common Shares which may be issued on the conversion of this Debenture have not been registered under the United States Securities Act of 1993, as amended (the “1933 Act”) or the securities laws of any state of the United States and this Debentures may not be transferred to or converted in the United States or by or on behalf of any U.S. Person unless such securities are registered under the 1933 Act and applicable State securities laws or unless an exemption from registration is available.
6.7 Bonus
If during the first 12 months following the Issue Date a Conversion Notice is issued in accordance with this Debenture with respect to the conversion of part or all of the principal balance of the Advanced Funds, then the Company shall deliver to the Investor that number of Common Shares as is equal to 104% of the number of Common Shares issuable on the conversion as otherwise calculated in accordance with the provisions of this Debenture and the provisions of section 6.3 shall apply mutatis mutandis. Any fractions of a share resulting shall be rounded up to the next whole number.
7 GENERAL
7.1 Rank
This Debenture shall rank pari passu with all other debentures issued by the Companies on June 14, 2004.
7.2 Waiver or Modification
No failure on the part of the Investor in exercising any power or right hereunder will operate as a waiver of that power or right nor will any single or partial exercise of such right or power preclude any other right or power hereunder. No amendment, modification or waiver of any condition of this Debenture or consent to any departure by the Subsidiary or the Company therefrom will be effective unless it is in writing signed by the Investor. No notice to or demand on the Subsidiary or the Company will entitle the Subsidiary or the Company to any other further notice or demand in similar or other circumstances unless specifically provided for in this Debenture.

7.3 Borrower’s Waivers
The Companies hereby waive demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonour, bringing of suit and diligence in taking any action.
7.4 Time
Time is of the essence of this Debenture.
7.5 Further Assurances
The parties to this Debenture will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and filings as may be reasonably required for the purpose of giving effect to this Debenture.
7.6 Assignment
Neither the Investor nor the Companies may assign this Debenture or its interest herein or any part hereof except with the prior written consent of the other party hereto, such consent not to be unreasonably withheld, provided that the Investor shall be permitted to assign this Debenture and its interest hereunder to any affiliate as such term is defined in the Canada Business Corporations Act, as amended from time to time, without the consent of the Companies.
8 NOTICES
8.1 Any notice under this Debenture will be given in writing and may be sent by fax or may be delivered or mailed by prepaid post addressed to the party to which notice is to be given at the following address:
If to the Investor:
UOB VENTURE TECHNOLOGY INVESTMENTS LTD
80 Raffles Place, UOB Plaza 2 #30-20
Singapore 048624
Attention:    Quek Cher Teck
Fax:               011-65-6538-2569
If to the Subsidiary:
WEX MEDICAL LIMITED
Unit A, 34/F, Manulife Tower,
169 Electric Road, North Point,
Hong Kong
Attention:    ♦
Fax:               011-582-2897-1966

If to the Company:
INTERNATIONAL WEX TECHNOLOGIES INC.
#2000 — 700 Hornby Street
Vancouver, British Columbia
V6Z 1S4
Attention:
Fax:              604-683-8880
8.2 If notice is sent by fax or is delivered, it will be deemed to have been given at the time of transmission or delivery.
8.3 If notice is mailed, it will be deemed to have been received seven days following the date of mailing of the notice.
8.4 If there is an interruption in normal mail service due to strike, labour unrest or other cause at or before the time a notice is mailed the notice will be sent by fax or will be delivered.
9 AMENDMENTS
This Debenture may be amended, waived, discharged or terminated only by instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.
IN WITNESS WHEREOF the Companies have executed and delivered this Debenture.

INTERNATIONAL WEX TECHNOLOGIES INC.

Per:
(Authorized Signatory)

WEX MEDICAL LIMITED

Per:

(Authorized Signatory)

APPENDIX I
CONVERSION NOTICE
ALL SHARE CERTIFICATES ISSUED PRIOR TO October 15, 2004 MUST HAVE IMPRINTED ON THEIR FACE THE FOLLOWING:
“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE OCTOBER 15, 2004”
The undersigned holder of the within Debenture, hereby subscribes for                      common shares of International Wex Technologies Inc. (“Wex”) in conversion of US$                     of the Advanced Amount                      at a conversion price of Cdn$                     per common share in accordance with the conversion referred to in Part 6 of the Debenture according to the conditions thereof.
The undersigned hereby certifies that the undersigned is the original purchaser of the Debenture or a transferee with the consent of Wex, and (i) is not (and is not exercising the Debenture for the account or benefit of) a “U.S. Person” or a person in the United States, (ii) did not execute or deliver this Conversion Notice in the United States and (iii) has in all other aspects complied with the terms of Regulation S of the United States Securities Act of 1933, as amended (the “1933 Act”) or any successor rule or regulation of the United States Securities and Exchange Commission in effect.
DATED at                     , this                      day of                     , 200     .

Name of Debenture Holder

Authorized Signatory

Registration Instructions:	Delivery Instructions:

Name	Account reference, if applicable

Account reference, if applicable	Contact Name

Address	Address

(Telephone Number)

SCHEDULE “B”
BRITISH COLUMBIA/ALBERTA ACCREDITED INVESTOR CERTIFICATE
The Purchaser or the disclosed principal, as the case may be, hereby represents, warrants and certifies to Wex Medical Limited and International Wex Technologies Inc. (the “Issuers”) that the Purchaser or the disclosed principal, as the case may be, is an “accredited investor”, as such term is defined in Multilateral Instrument 45-103 and, as at the time the subscription is accepted by the Issuers (“Closing”), the Purchaser or the disclosed principal, as the case may be, will fall within one or more of the following categories (Please check and initial one or more, as applicable):
☐	(a)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

☐	(c)	an association under the Cooperative Credit Associations Act (Canada) located in Canada, or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act,

☐	(d)
a subsidiary of any person or corporation referred to in paragraphs (a) to (c), if the person or corporation owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

☐	(e)
a person or corporation registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(f)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or corporation referred to in paragraph (e),

☐	(g)	the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the government of Canada or a jurisdiction of Canada,

☐	(h)	a municipality, public board or commission in Canada,

☐	(i)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

☐	(j)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

☐	(k)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

☐	(l)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year,

☑	(m)
person or company, other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse has net assets of at least $5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements,

☐	(n)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors,

☐	(o)
a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts,

☐	(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account,

☐	(q)
a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser,

☐	(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered to provide advice on the securities being traded,

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function, or

☐	(t)
a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

All dollar amounts in this Schedule “B” refer to Canadian currency.
For the purposes hereof, the following definitions are included for convenience:
“director” means
(a)
for the purposes of British Columbia law, a director of a corporation or an individual occupying or performing, with respect to a corporation or any other person, a similar position or similar functions;

(b)	for the purposes of Alberta law, a person acting in a capacity similar to that of a director of a corporation;
“eligibility adviser” means an investment dealer or equivalent category of registration, registered under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed;
“financial assets” means cash and securities;
“fully managed account” means an account for which a person or company makes the investment decisions if that person or company has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;
“mutual fund” includes an issuer of securities that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the securities;
“non-redeemable investment fund” means an issuer
(a)	whose primary purpose is to invest money provided by its security holders;

(b)
that does not invest for the purpose of exercising effective control, seeking to exercise effective control or being actively involved in the management of the issuers in which is invests, other than mutual funds or other non-redeemable investment funds; and

(c)	that is not a mutual fund;
“related liabilities” means
(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)	liabilities that are secured by financial assets; and
“securities legislation” means securities legislation as such term is defined in National Instrument 14-101 -Definitions.
The foregoing representation, warranty and certificate is true an accurate as of the date of this certificate and will be true and accurate as of Closing. If any such representation, warranty or certificate shall not be true and accurate prior to Closing, the undersigned shall give immediate written notice of such fact to the Issuers,
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the                      day of                     , 2004.

If a Corporation, Partnership or Other Entity:	If an Individual:

UOB Venture Technology Investments Ltd

Name of Entity	Signature

Venture Capital Fund

Type of Entity	Print or Type Name

/s/ [ILLEGIBLE]

Signature of Person Signing

Quek Cher Teck, Managing Director, UOB Venture Management Pte Ltd (For and on behalf of UOB Venture Technology Investments Ltd)
Print or Type Name and Title of Person Signing

SCHEDULE “C”
APPENDIX D
TORONTO STOCK EXCHANGE POLICIES AND FORMS
[¶ 1450-061]
PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING
To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.
QUESTIONNAIRE
1.	DESCRIPTION OF TRANSACTION
(a)	Name of issuer of the Securities International Wex Technologies Inc.
(b)	Number and Class of Securities to be Purchased 415,980 Common Shares and an additional 16,640 Common Shares if conversion made in year 1

(c)	Purchase Price C$ 5.00 per share
2.	DETAILS OF PURCHASER
(a)	Name of Purchaser UOB VENTURE TECHNOLOGY INVESTMENTS LTD
(b)	Address 80 Raffles Place #30-20 UOB Plaza 2 Singapore 048624
(c)
Names and addresses of persons having a greater than 10% beneficial interest in the purchaser United Overseas Bank Limited, 80 Raffles Place UOB Plaza Singapore 048624 (The Purchaser manages funds for passive investors at its sole discretion)

3.	RELATIONSHIP TO ISSUER
(a)
Is the purchaser (or any person named in response to 2(c) above) an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider. No

(b)	If the answer to (a) is “no”, are the purchaser and the issuer controlled by the same person or company? If so, give details NA
4	DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof NA

(CONTINUED ON FOLLOWING PAGE)

1302	Appendix D	14-12-03
UNDERTAKING
TO: The Toronto Stock Exchange
The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.
The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of four months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

UOB VENTURE TECHNOLOGY INVESTMENTS LTD

DATED AT	(Name of Purchaser — please print)

this day of 20	/s/ [ILLEGIBLE]

(Authorized Signature)

Quek Cher Teck, MD, UOB Venture Mgmt

(Official Capacity — please print)

(please print here name of individual whose signature appears above, if different from name of purchaser printed above)

SCHEDULE “D”
1. Techpharm Inc. — topical royalty: 5 to 7% (No royalty payments start of)

SCHEDULE “E”
INTERNATIONAL WEX TECHNOLOGIES INC.
Securities Authorized for Issuance for a Specific Purpose
As of March 31, 2004

	Purpose of	Number
A.	Authorization	Authorized		Price	Expiry
	Warrants	34,138		S2.52	18-Oct-04
	Warrants	8,000		S2.52	31-Oct-04
	Warrants	207,374		S2.64	9-Apr-04
	Warrants	13,500		$2.64	30-Apr-04
	Warrants	27,010		$2.70	9-Aug-04
	Warrants	161,475		$2.70	23-Aug-04
	Warrants	200,000		$2.70	28-Aug-04
	Warrants	217,700		$2.88	15-Jun-04
	Warrants	274,000		$1.70 & $2.04	5-Aug-05
	Warrants	110,000		$1.76 & $2.11	15-Aug-05
	Warrants	325,000		$2.00 & $2.40	6-Sep-05
	Warrants	250,000		$2.05 & $2.46	13-Sep-05
	Warrants	8,000		$2.1 0& $2.52	10-Dec-04
	Warrants	51,470		$2.20 & $2.64	14-Feb-05
	Warrants	3,839,654		$2.30 & $3.00	29-Oct-05
	Warrants	400,000		$5.55 & $6.65	30-Dec-05
	Warrants	600,000		$5.55 & $6.65	30-Jan-06

	Total	6,727,321	outstanding warrants

	Purpose of	Number
B.	Authorization	Authorized		Price	Expiry
	Agent’s Options	138,032		$1.95	29-Oct-05
	Agent’s Options	11 ,360		$5.00	30-Jan-06

	Total	149,392	outstanding agent’s options

	Purpose of	Number
C.	Authorization	Authorized		Price	Expiry
	Options	20,000		$2.13	1-Sep-04
	Options	442,000		$2.08	2-Mar-05
	Options	302,000		$1.60	9-Apr-05
	Options	23,760		$2.00	9-Apr-05
	Options	25,000		$2.04	9-Apr-05
	Options	90,000		$2.04	9-Apr-05
	Options	73,760		$2.11	9-Apr-05
	Options	20,000		$2.08	18-Apr-05
	Options	45,000		$2.08	20-Jul-05
	Options	170,000		$2.46	15-Dec-05
	Options	175,000		$3.83	15-Dec-05
	Options	50,000		$5.02	31-Dec-05
	Options	140,000		$5.02	9-Jan-06
	Options	60,000		$2.18	7-Jun-06
	Options	30,000		$5.02	31-Dec-06
	Options	60,000		$2.00	14-Jan-07
	Options	1,056,613		$1.82	22-Dec-07
	Options	180,000		$2.46	6-Oct-08
	Options	1,535,000		$3.83	31-Oct-08
	Options	130,000		$5.02	9-Jan-09
	Options	50,000		$5.53	23-Feb-09
	Total	4,678,133	outstanding stock options

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
THIS AGREEMENT dated for reference May 18, 2004

AMONG:
UOB VENTURE (SHENZHEN) LIMITED 608, St James Court, St Denis Street, Port Louis, Mauritius (Fax No. +86-755-8290-4093)
(the “Purchaser”);

AND:
INTERNATIONAL WEX TECHNOLOGIES INC.,
a corporation formed under the Canada Business Corporations Act and having an office at 2000, 700 Hornby Street, Vancouver, British Columbia, V6Z 1S4 (Fax No. 604-683-8880)
(the “Company”);

AND
WEX MEDICAL LIMITED, a corporation formed under the laws of Hong Kong and having an office at Unit A, 34/F, Manulife Tower, 169 Electric Road, North Point, Hong Kong (Fax No. 011-852-2897-1966)
(the “Subsidiary”)
WHEREAS:
A.   The Company is listed on the Exchange and is subject to the regulatory jurisdictions of the Exchange and the Commissions;
B.   The Subsidiary is wholly owned by the Company;
C.   The Purchaser and certain other parties have agreed to loan to the Subsidiary money on certain terms and conditions, including the right to convert the principal on the loan into Debenture Shares issuable by the Company.
THE PARTIES to this Agreement therefore agree:
1. INTERPRETATION
1.1.	In this Agreement, unless the context otherwise requires:
(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)	“Accredited Investor” has the same meaning ascribed to that term in Multilateral Instrument 45-103;

(c)	“Acts” means the Alberta Act, the B.C. Act and the Ontario Act, collectively;

(d)
“Alberta Act” means the Securities Act (Alberta), the regulations and rules made thereunder and all policy statements, blanket orders, notices, directions and rulings issued or adopted by the Alberta Securities Commission, all as amended;

(e)
“B.C. Act” means the Securities Act (British Columbia), the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued or adopted by the British Columbia Securities Commission, all as amended;

(f)
“Business” means the business conducted by the Company and its subsidiaries, including, without limitation, the research, development, manufacturing and commercialisation of Tetrodotoxin and other pharmaceutical products;

(g)	“Closing” means the day Debentures are issued to the Purchaser;

(h)	“Commissions” means the Alberta Securities Commission, the British Columbia Securities Commission and the Ontario Securities Commission;

(i)	“Companies” means the Company and the Subsidiary;

(j)	“Debenture Shares” means the previously unissued common shares in the capital of the Company into which the Debentures are convertible in accordance with the terms of the Debentures;

(k)
“Debentures” means the unsecured convertible debentures due five years and one day from the date of issuance and bearing interest at 5 1/2% per annum payable semi annually and otherwise having the attributes and being in the form of Schedule “A” attached to this Agreement;

(l)	“Disclosed Principal” has the meaning ascribed to it in subparagraph 3.1(c)(ii);

(m)
“Disclosure Record” means all prospectuses, financial statements, information circulars, annual information forms, press releases and material change reports of the Company filed with any of the Commissions since January 1, 2000;

(n)	“Exchange” means The Toronto Stock Exchange;

(o)
“Intellectual Property” means the intellectual property of every nature, whether registered or unregistered, including, without limitation, all world wide copyrights, patents, patent rights, trademarks, applications for any of the foregoing, trade names, service marks, and other trade rights, license agreements, marketing rights, trade secrets, and know-how, formulae, processes, technology, inventions, engineering and other proprietary processes, source code, object code, computer programs and other computer software, in whatever media, and data, specifications, prototypes, designs, records, drawings, and calculations, domain names, web addresses, web sites, licenses, sub-licenses, computer rights, other intellectual or industrial property and all other proprietary rights or interests, together with all antecedent derivative works, of or pertaining to the Business;

(p)	“Multilateral Instrument 45-102” means Multilateral Instrument 45-102 “Resale of Securities” published by the Canadian Securities Administrators;

(q)	“Multilateral Instrument 45-103” means Multilateral Instrument 45-103 “Capital Raising Exemptions” published by the British Columbia Securities Commission and the Alberta Securities Commission;

(r)
“Ontario Act” means the Securities Act (Ontario), the regulations and rules made thereunder and all policy statements, blanket orders, notices, directions and rulings issued or adopted by the Ontario Securities Commission, all as amended;

(s)	“Parties” or “Party” means the Purchaser, the Issuer or both, as the context requires;

(t)	“Private Placement” means the offering of the Debentures;

(u)	“Purchaser” has the meaning ascribed to it on the cover page;

(v)	“Purchaser’s Debentures” means those Debentures which the Purchaser has agreed to purchase under this Agreement as set forth in Section 2.1;

(w)	“Regulation S” means Regulation S promulgated under the 1933 Act;

(x)	“Regulatory Authorities” means the Commissions and the Exchange;

(y)	“Securities” means the Debentures and Debenture Shares;

(z)	“subsidiary” includes all companies that are directly or indirectly controlled by the Company;

(aa)	“United States” has that meaning ascribed to it in Regulation S; and

(bb)	“U.S. Person” has the meaning ascribed to it in Regulation S;
1.2 Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).
1.3 This Agreement is to be read with all changes in gender or number as required by the context.
1.4 The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.
1.5 Unless otherwise indicated, all dollar amounts referred to in this Agreement are in lawful currency of the United States of America.
1.6 This Agreement is governed by, subject to and interpreted in accordance with the laws prevailing in the Province of British Columbia and the federal laws of Canada applicable therein, and the courts of the Province of British Columbia will have the exclusive jurisdiction over any dispute arising in connection with this Agreement.
2. PURCHASE AND SALE OF DEBENTURES
2.1 At the Closing, the Purchaser will advance to the Subsidiary $2,100,000 for a $2,100,000 principal amount of Debentures (the “Purchaser’s Debentures”) and the Subsidiary and the Company will issue and deliver to the Purchaser the Purchaser’s Debentures, on the terms and subject to the conditions set out in this Agreement.

3.	REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGEMENTS OF THE PURCHASER
3.1 The Purchaser acknowledges, represents, warrants and covenants to and with the Companies that, as at the date given above and at the Closing:
(a)
no prospectus has been filed by the Companies with any of the Commissions in connection with the issuance of the Debentures, such issuance is exempted from the prospectus requirements of the Acts and that:

(i)	the Purchaser is restricted from using most of the civil remedies available under the Acts;

(ii)	the Purchaser may not receive information that would otherwise be required to be provided to it under the Acts; and

(iii)	the Purchaser is relieved from certain obligations that would otherwise apply under the Acts;
(b)	the Purchaser certifies that it and, if applicable, the Disclosed Principal, is resident in the jurisdiction set out on the first page of this Agreement;

(c)	the Purchaser is either:
(i)
purchasing the Purchaser’s Debentures as principal for its own account and not for the benefit of any other person or is deemed under the Acts to be purchasing the Purchaser’s Debentures as principal, and in either case is purchasing the Purchaser’s Debentures for investment only and not with a view to the resale or distribution of all or any of the Purchaser’s Debentures; or

(ii)
purchasing the Purchaser’s Debentures as agent for a disclosed principal (the “Disclosed Principal”) and is not deemed under the Acts to be purchasing the Purchaser’s Debentures as principal, and it is duly authorized to enter into this Agreement and to execute and deliver all documentation in connection with the purchase on behalf of such Disclosed Principal, who is purchasing as principal for its own account and not for the benefit of any other person and for investment only and not with a view to the resale or distribution of all or any of the Purchaser’s Debentures and in its capacity as agent, the Purchaser is acting in compliance with all applicable securities and other laws;

(d)
the Purchaser or the Disclosed Principal for which it is acting, as the case may be is an Accredited Investor, by virtue of the fact that the Purchaser or such Disclosed Principal, as the case may be, falls within one or more of the sub-paragraphs of the definition of Accredited Investor set out in Schedule “B”(the Purchaser having checked and initialled the sub-paragraph(s) applicable to the Purchaser or such Disclosed Principal, as the case may be);

(e)	if the Purchaser or the Disclosed Principal is resident outside of Canada and the United States, the Purchaser and the Disclosed Principal, if applicable:
(i)
is knowledgeable of, or has been independently advised as to the applicable securities laws of the securities regulatory authorities (the “Authorities”) having application in the jurisdiction in which the Purchaser, or the Disclosed Principal is resident (the “International Jurisdiction”) which would apply to the acquisition of the Purchaser’s Debentures, if any;

(ii)
is purchasing the Purchaser’s Debentures pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the Authorities in the International Jurisdiction or, if such is not applicable, the Purchaser, and the Disclosed Principal, if applicable, is permitted to purchase the Purchaser’s Debentures under the applicable securities laws of the Authorities in the International Jurisdiction without the need to rely on any exemption; and

(iii)
the applicable securities laws of the Authorities in the International Jurisdiction do not require the Companies to make any filings or seek any approvals of any nature whatsoever from any Authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Purchaser’s Debentures;

(f)
the Purchaser acknowledges that the Securities have not been registered under the 1933 Act or the securities laws of any state of the United States, that the Securities may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the 1933 Act and the securities laws of all applicable states or available exemptions therefrom, and that the Companies have no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Securities;

(g)
The Purchaser acknowledges and agrees that the offer to purchase the Purchaser’s Debentures was not made when either the Purchaser or the Disclosed Principal, if applicable, was in the United States and at the time the Purchaser’s subscription for Debentures was delivered to the Companies, the Purchaser and the Disclosed Principal, if applicable, was outside the United States and that:

(i)	the Purchaser is not and will not be purchasing the Purchaser’s Debentures for the account or benefit of any person in the United States;

(ii)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act; and

(iii)
the Purchaser or the Disclosed Principal, if applicable, has no intention to distribute either directly or indirectly any of the Securities in the United States, except in compliance with the 1933 Act;

(h)
neither the Purchaser nor, the Disclosed Principal, if applicable, has knowledge of a “material fact” or “material change” (as those terms are defined in the Acts) in the affairs of the Companies that has not been generally disclosed to the public, save knowledge of this particular transaction;

(i)
the Purchaser has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if an individual is of full age of majority, and if the Purchaser is a corporation it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation, and all necessary approvals by its directors, shareholders and others have been given to authorize the execution of this Agreement on behalf of the Purchaser;

(j)
the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or the Disclosed Principal, if applicable, or of any agreement, written or oral, to which the Purchaser or the Disclosed Principal, if applicable, may be a party or by which it is or may be bound;

(k)
this Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser and, if applicable, the Disclosed Principal;

(l)
the Purchaser has been advised to consult its own legal advisors with respect to the applicable hold periods imposed in respect of the Securities by applicable securities legislation and regulatory policies;

(m)
the Purchaser and, if applicable, the Disclosed Principal are aware of the risks and other characteristics of the Securities and of the fact that the Purchaser and, if applicable, the Disclosed Principal, may not be able to resell the Securities purchased by it except in accordance with the applicable securities legislation and regulatory policies and that the Securities may be subject to resale restrictions and may bear a legend to this effect;

(n)
if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser, and if applicable, the Disclosed Principal, will, at the cost of the Companies, execute, deliver, file and otherwise assist the Companies in filing, such reports, undertakings and other documents with respect to the issue of the Debentures as may be required;

(o)
the Purchaser, and if applicable, the Disclosed Principal, has not purchased the Debentures as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communication published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(p)
the Purchaser, and if applicable, the Disclosed Principal, have such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and is able to bear the economic risk of loss of its investment;

(q)
the Purchaser, or, if applicable, the Disclosed Principal, will deliver a completed Private Placement Questionnaire and Undertaking in the form attached hereto as Schedule “C” to the Company in accordance with Section 7.2 of this Agreement;

(r)
the Purchaser agrees that the Company may be required by law or otherwise to disclose to regulatory authorities the identity of the Purchaser and, if applicable, the beneficial purchaser for whom the Purchaser may be acting; and

(s)
the Purchaser agrees that the above representations, warranties, covenants and acknowledgements in this subsection will be true and correct both as of the execution of this subscription and as of the day of Closing.

3.2 The foregoing representations, warranties, covenants and acknowledgements are made by the Purchaser with the intent that they be relied upon by the Companies in determining its suitability as a purchaser of Debentures. The Purchaser undertakes to notify the Companies immediately of any change in any representation, warranty or other information relating to the Purchaser set forth herein which takes place prior to the Closing.
4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANIES
4.1 The Companies, jointly and severally, represent, warrant and covenant that, as of the date given above and at the Closing:
(a)
the Company and its subsidiaries are valid and subsisting corporations duly incorporated and in good standing under the laws of the jurisdictions in which they are incorporated or amalgamated and have all requisite corporate authority and power to carry on their respective businesses, as now conducted and as presently proposed to be conducted by them, and to own, lease and operate their respective properties and assets;

(b)	the Subsidiary is wholly owned by the Company;
(c)
each of the Companies and their respective subsidiaries is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where required under the laws of that jurisdiction;

(d)
the authorized capital of the Company consists of an unlimited number of common shares without par value, of which 32,168,812 common shares are issued and outstanding. The outstanding shares of the Company are fully paid and non-assessable;

(e)	each of the Companies has full corporate power and authority to issue the Debentures;
(f)
the Company will reserve or set aside sufficient shares in its treasury to issue the Debenture Shares and upon their issuance the Debenture Shares will be duly and validly issued as fully paid and non-assessable;

(g)
except as qualified by the disclosure in the Disclosure Record, the Company is the beneficial owner of the properties, business and assets or the interests in the properties, business or assets referred to in the Disclosure Record, all agreements by which the Company holds an interest in a property, business or assets are in good standing according to their terms and the properties in which the Company holds an interest are in good standing under the applicable laws of the jurisdictions in which they are situated;

(h)	the Disclosure Record is in all material respects accurate and omits no facts, the omission of which would constitute a misrepresentation within the meaning of the Acts;
(i)
the financial statements of the Company contained in the Disclosure Record, filed with any of the Commissions have all been prepared in accordance with Canadian generally accepted accounting principles, accurately reflect the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Company as of the date thereof, and no adverse material changes in the financial position of the Company have taken place since March 31, 2003;

(j)
subject to the terms of any license agreements set out in Schedule “D”, the Company or its subsidiaries has the right to use, sell, license, sub-license and prepare derivative works for and dispose of and has the rights to bring actions for the infringement or misappropriation of the Intellectual Property used in the Business and neither the Company nor any subsidiary has conveyed, assigned or encumbered any of the Intellectual Property rights owned, used by or licensed to the Company or its subsidiaries. All registrations and filings necessary to preserve the rights of the Company and its subsidiaries to the Intellectual Property have been made and are in good standing;

(k)
no shareholder of the Company or any of its subsidiaries nor any person who is related to or not dealing at arm’s length with a shareholder owns or has any rights to the use of the Company’s or any of its subsidiaries Intellectual Property;

(l)
the execution and delivery of this Agreement and the Debentures will not breach, violate or conflict with any instrument or agreement governing any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries, will not cause the forfeiture or termination of any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries to use, sell, license or dispose of or to bring any action for the infringement of any Intellectual Property right owned, used by or licensed to the Company or any of its subsidiaries (or any portion thereof);

(m)
the conduct of the Business, and the manufacture, marketing, modification, license, sale or use of the Intellectual Property used in connection with the conduct or operation or proposed conduct or operation of the Business, does not, to the best of the Company’s knowledge, infringe upon or violate the Intellectual Property or proprietary right of any other person;

(n)
the Company has received no notice of pending or threatened claims or litigation contesting the validity, ownership or right to use, sell, license or dispose of any of the Intellectual Property necessary or required or otherwise used for or in connection with the conduct of the operations of the Business, nor to the best of the Company’s knowledge, is there any basis for such claim, nor has the Company received any notice asserting that any Intellectual Property right or the proposed use, sale, license or disposition thereof by the Company or any of its subsidiaries conflicts or will conflict with the rights of any party, nor to the best of the Company’s knowledge, is there any basis for such assertion;

(o)
to the best of the Company’s knowledge, no employee of the Company or any of its subsidiaries is in violation of any term of any non-disclosure, proprietary rights or similar agreement between the employee and any former employer;

(p)
to the best of the Company’s knowledge, all technical information capable of patent protection developed by and belonging to the Company or any of its subsidiaries or licensed to the Company or any of its subsidiaries which has not been patented has been kept confidential;

(q)
except as set forth in Schedule “D” there are no royalties, honoraria, fees or other payments payable by the Company or any of its subsidiaries to any person by reason of the ownership, use, license, sale or disposition of any of the Intellectual Property;

(r)
all employees of, and consultants to, the Company or any of its subsidiaries have entered into proprietary rights or similar agreements with the Company or its subsidiaries, pursuant to which the employee/consultant assigns to the Company or its subsidiaries all Intellectual Property, technical information and other information developed and/or worked on by the employee/consultant while employed by the Company or its subsidiaries;

(s)
all persons having access to or knowledge of the Intellectual Property of a confidential nature that is necessary or required or otherwise used for or in connection with the conduct or operation or proposed conduct or operation of the Business have entered into appropriate non-disclosure agreements with the Company or its subsidiaries;

(t)
to the best of the Company’s knowledge the Intellectual Property of the Company and its subsidiaries comprises all of the Intellectual Property necessary for the conduct of the Business as it has been conducted in the previous 12 months;

(u)	the Subsidiary will use the funds received from the Private Placement for general working capital of the Subsidiary and to advance the interests of the Subsidiary and its affiliates in Asia;
(v)
the Companies have complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions, including, without limitation, the Acts and the Canada Business Corporations Act in relation to the issue and trading of its securities and in all matters relating to the Private Placement;

(w)
there is not presently, and will not be until the closing of the Private Placement, any material change, as defined in the Acts, relating to the Companies or change in any material fact, as defined in the Acts, relating to the Securities which has not been or will not be fully disclosed in accordance with the requirements of the Acts and the policies of the Exchange;

(x)
the Company and its subsidiaries are not in default or breach of, and the execution and delivery of, and the performance of and compliance with the terms of this Agreement by the Company or any of the transactions contemplated hereby (including, without limitation, the issuance of the Securities) does not and will not result in any breach of, or constitute a default under, and does not and will not create a state of facts which, after notice or lapse of time or both, would result in a breach of or constitute a default under, any term or provision of the constating documents or resolutions of shareholders or directors of the Company or any of its subsidiaries, or any indenture, mortgage, note, contract, agreement (written or oral), instrument, lease or other document to which the Company or any of its subsidiaries is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries, which default or breach might reasonably be expected to materially adversely affect the business, operations, capital or condition (financial or otherwise) of the Company or any of its subsidiaries or their properties or assets;

(y)
neither the Company nor its subsidiaries is a party to any actions, suits or proceedings which could materially affect its respective business or financial condition, and to the best of the Companies’ knowledge no such actions, suits or proceedings are contemplated or have been threatened;

(z)	there are no judgments against the Company or its subsidiaries which are unsatisfied, nor is the Company or its subsidiaries subject to any consent decrees or injunctions;
(aa)
each of the Company and its subsidiaries has conducted and is conducting its business in material compliance with all applicable laws, rules and regulations and, in particular, all applicable licensing and environmental legislation, regulations and by-laws and other requirements of any governmental or regulatory bodies applicable to the Company and its subsidiaries, of each jurisdiction in which it carries on business and holds all material licences, registrations and qualifications in all jurisdictions in which it carries on business which are necessary or in the opinion of the Company desirable to carry on its business as now conducted or as presently proposed to be conducted, and all such licences, registrations or qualifications are valid and existing and in good standing and none of such licenses, registrations or qualifications contains any burdensome term, provision, condition or limitation which has or is likely to have a material adverse effect on the business of the Company or its subsidiaries as now conducted or as proposed to be conducted;

(bb)
this Agreement has been or will be by the Closing, duly authorized by all necessary corporate action on the part of the Companies, and the Companies has or will have by the Closing full corporate power and authority to undertake the Private Placement;

(cc)	the “restricted period” under Multilateral Instrument 45-102 will not exceed four months from the date of issuance of the Debentures;

(dd)	the Company is a “reporting issuer” under the Acts and is not in default of any of the requirements of the Acts or any of the administrative policies or notices of the Exchange;
(ee)
no order ceasing or suspending trading in securities of the Companies nor prohibiting the sale of such securities has been issued to and is outstanding against the Companies or their directors, officers or promoters or against any other companies that have common directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened;

(ff)
except as described in Schedule “E”, no person has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming such a right, agreement or option, for the issue or allotment of any unissued shares in the capital of the Company or its subsidiaries, or any other security convertible into or exchangeable for any such shares, or to require the Company or its subsidiaries to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its capital;

(gg)
the Company and its subsidiaries have filed all federal, provincial, local and foreign tax returns which are required to be filed, or have requested extensions thereof, and have paid all taxes required to be paid by them and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for such assessments, fines and penalties which are currently being contested in good faith;

(hh)
the Company has established on its books and records reserves which are adequate for the payment of all taxes accrued but not yet due and payable and there are no liens for taxes on the assets of the Company or its subsidiaries except for taxes not yet due, and there are no audits of any of the tax returns of the Company which are known by the Company’s management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Company; and

(ii)
to the best of the Company’s knowledge, the representations, warranties and statements of fact contained herein or otherwise furnished by or on behalf of the Company or the subsidiaries to the Purchaser in connection with the transactions contemplated by this Agreement do not omit to state any material fact necessary to make any such representation, warranty or statement not misleading to a prospective purchaser of Debentures seeking full information as to the Company and its subsidiaries. The Company has no knowledge of any facts relating to the Business which, if known by a prospective purchaser of Debentures seeking full information as to the Company and its subsidiaries, might reasonably be expected to deter such prospective purchaser from completing the transactions contemplated in this Agreement.

4.2 The representations, warranties and covenants contained in this section will survive the Closing.
5. COVENANTS OF THE COMPANIES
5.1 The Company and each of its subsidiaries shall deliver to the Purchaser such financial statements and other documents as required under the Debentures.
5.2 So long as any Debentures are outstanding, the Companies agree to appoint to the board of directors of Nanning Maple Leaf Pharmaceutical Co. Ltd. (a limited liability company under the laws of China), one nominee designated in writing by holders of Debentures.
5.3 The covenants contained in this section will survive Closing and shall terminate upon the conversion of the Debentures in accordance with the terms thereof.

6. FILINGS WITH THE REGULATORY AUTHORITIES
6.1 The Company has given to the Exchange written notice of the terms of this Agreement and the proposed Private Placement and all other information required by the rules and policies of the Exchange (the “Notice”).
6.2 The Company will upon written request provide the Purchaser and its solicitors with a copy of the Notice, and a copy of the letters of acceptance of the Notice from the Exchange.
6.3 The Company will file all required documents and filing fees and will do all things required by the rules and policies of the Exchange in order to obtain the acceptance of the Exchange to the Private Placement.
6.4 The Company will:
(a)	within the time periods specified by the Acts file with the appropriate Commissions the appropriate forms required to be filed in connection with the Private Placement; and

(b)	within 10 days following Closing, provide the Purchaser’s solicitors with copies of such forms.
7. CONDITIONS OF CLOSING
7.1
The obligation of the Purchaser to purchase the Debentures contemplated hereby will be subject to the fulfilment on or before Closing of the following terms and conditions, compliance with which may be waived in whole or in part by the Purchaser in its discretion and upon such terms as it may consider appropriate:

(a)
the representations and warranties of the Companies contained herein will be true in all material respects at and as of closing as though such representations and warranties were made again at and as of such time and at Closing the Companies will have delivered to the Purchaser a certificate, in form and substance satisfactory to the Purchaser, reaffirming such representations and warranties;

(b)	there has not occurred any adverse material changes in the affairs or prospects of the Company or its subsidiaries, as determined by the Purchaser;
(c)
the average closing price for the common shares of the Company for the ten trading days immediately prior to Closing is not less than 50% of the conversion price of the Debentures during the first year of the term thereof;

(d)	the Purchaser’s investment committee shall have approved the Purchase of the Purchaser’s Debentures;
(e)	the Companies will have performed and complied with all covenants, agreements and conditions required hereby to be performed or complied with by the Companies prior to Closing;

(f)	the Exchange will have issued its final acceptance of the issuance of the Securities as contemplated by the terms of this Agreement;
(g)
no order (draft or otherwise), judgment, injunction, decree, award or writ of any court, tribunal, arbitrator, government agency or other person will have been entered that prohibits or restricts the Closing or which, in the opinion of the Purchaser, acting reasonably, could prevent or restrict any party hereto from performing any of its obligations hereunder; and

(h)	the Purchaser will have received a favourable written opinion of the Company’s counsel dated the date of Closing satisfactory in scope and substance to the Purchaser and its counsel acting reasonably.

7.2 The obligation of the Companies to complete the subscription contemplated hereby will be subject to the fulfilment on or before Closing of the following terms and conditions, compliance with which may be waived in whole or in part by the Company in its discretion and upon such terms as it may consider appropriate:
(a)	the Purchaser or, if applicable, the Disclosed Principal, as the case may be, has delivered to the Companies a fully executed copy of this Agreement, including Schedule “B” and Schedule “C”;
(b)
the representations and warranties of the Purchaser contained herein will be true in all material respects on and as of Closing as though such representations and warranties were made at and as of such time;

(c)	the Purchaser will have performed and complied with all covenants, agreements and conditions required hereby to be performed or complied with by it up to and including the Closing;
(d)	the Exchange will have issued its final acceptance of the issuance of the Securities contemplated by the terms of this Agreement; and
(e)
no order (draft or otherwise), judgment, injunction, decree, award or writ of any court, tribunal, arbitrator, governmental agency or other person will have been entered that prohibits or restricts the Closing or which, in the opinion of the Company, acting reasonably, could prevent or restrict any party hereto from performing any of its obligations hereunder.

8. CLOSING
8.1 On or before June 14, 2004 or as soon thereafter as the Company can obtain the acceptance of the Exchange to issue the Securities, the Purchaser will deliver to the solicitors for the Subsidiary a cheque or wire transfer for $2,100,000 made payable to the Subsidiary or its solicitors.
8.2 At the Closing the Companies will deliver to the Purchaser the Purchaser’s Debentures and all certificates, agreements, declarations and other documents as the Purchaser may reasonably require.
8.3 At the Closing the Company will deliver to the Purchaser and to its solicitors a favourable opinion of the Company’s solicitors dated the Closing Date, in a form acceptable to the Purchaser and to its solicitors, as to all legal matters reasonably requested by the Purchaser relating to the creation, issue and sale of the Securities, and as to all other legal matters, including compliance with applicable securities laws, in any way connected with the issuance, sale and delivery of the Securities as the Purchaser may reasonably request. It is understood that counsel may rely on the opinions of local counsel acceptable to it as to matters governed by the laws of jurisdictions other than British Columbia or Canada and on certificates of officers of the Company, the transfer agent and the auditors of the Company as to relevant matters of fact.
8.4 The Company agrees that if, between the date of this Agreement and the date of Closing a material change (actual, anticipated or threatened) or of any change in a material fact occurs in the affairs of the Company or any of its subsidiaries, the Company will promptly inform the Purchaser of the full particulars and:
(a)	as soon as practicable issue and file with the Commissions and the Exchange a press release that is authorized by a senior officer disclosing the nature and substance of the change;

(b)	file with the Commissions the report required by the Acts as soon as practicable, and in any event no later than 10 days after the date on which the change occurs; and

(c)	provide copies of that press release, when issued, and that report, when filed, to the Purchaser and its solicitors upon written request.
9. EXPENSES OF PURCHASER
9.1 The Company, forthwith upon receiving an account, will pay all of the reasonable expenses of the Private Placement and all the expenses reasonably incurred by the Purchaser and the other purchasers of Debentures issued by the Subsidiary and the Company on the date hereof, including all legal fees and disbursements incurred by the Purchaser and other such purchasers to an aggregate maximum of Cdn$25,000.
9.2 The Company will pay the expenses referred to in the previous Subsection even if acceptance of the Private Placement is not granted by the Exchange or the transactions contemplated by this Agreement are not completed or this Agreement is terminated, unless the failure of acceptance or completion or the termination is the result of a breach of this Agreement by the Purchaser, including the failure of the Purchaser to obtain approval of its investment committee.

9.3 The Purchaser may, from time to time, render accounts for its expenses to the Company for payment on or before the dates set out in the accounts.
9.4 The Company authorizes the Purchaser to deduct its reasonable expenses in connection with the Private Placement from the proceeds of the Private Placement payable to the Company.
10. MISCELLANEOUS
10.1 In addition to the representations and warranties contained herein, all statements contained in any certificate delivered by or on behalf of a Party hereto in connection with the closing of the transactions contemplated hereby will be deemed to be representations and warranties hereunder. All representations and warranties made by a Party will survive the Closing notwithstanding any investigation at any time made, or any evidence as to the truth or accuracy thereof at any time accepted by or on behalf of the other party.
10.2 The Companies, jointly and severally, will hold the Purchaser harmless from and against all losses, whether consequential or otherwise, liabilities, costs, damages and expenses (including reasonable legal fees) arising out of or in consequence of any misrepresentation or breach of warranty or covenant given or made by the Companies hereunder. The Purchaser will indemnify and hold the Companies harmless from and against all losses, whether consequential or otherwise, liabilities, costs, damages and expenses (including reasonable legal fees) arising out of or in consequence of any misrepresentation or breach of warranty or covenant given or made by the Purchaser hereunder. This paragraph will survive Closing for a period of two years.
10.3 A Party will give all notices to, or other written communications with, the other parties concerning this Agreement by hand, fax or registered mail addressed to the address given above.
10.4 Before Closing, no Party will make any public statement or issue any press release concerning the transactions contemplated herein, except as may be necessary, in the opinion of counsel to the Party making such disclosure, to comply with the requirements of any law, order, rule, regulation or published policy of any regulatory authority having jurisdiction. If any such public statement or release is so required, the party making such disclosure will consult with the other party prior to making any statement or press release and the parties will use all reasonable efforts, acting expeditiously and in good faith, to agree upon a text for such statement or release which is satisfactory to each of them. If the parties fail to agree upon such text, the party making the disclosure will make only such public statement or release as its counsel advises in writing is legally required to be made.
10.5 Neither this Agreement nor any rights or obligations hereunder will be assignable by either Party without the prior consent of the other Party.
10.6 Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).
10.7 Except as expressly provided in this Agreement and in the agreements, securities and other documents contemplated or provided for herein, this Agreement contains the entire agreement among the Parties with respect to the Securities, and there are no other terms, conditions representations or warranties, whether express or implied, oral or written, or by statute, or by common law, by the Companies, the Purchaser, or anyone else.
10.8 The Parties may amend this Agreement only in writing.
10.9 This Agreement enures to the benefit of and is binding upon the Parties and their successors and permitted assigns.

10.10
This Agreement may be executed in any number of counterparts (including fax) each of which when so executed will be deemed to be an original and when taken together will constitute the entire and same agreement.

DATED at                                         , this                      day of                     , 2004.
For and on behalf of
[UOB VENTURE (SHENZEN) LIMITED
/s/ “Terence Ong Sea Eng”
Name: Terence Ong Sea Eng
Title:   Director
Address: 608, St. James Court, St Denis Street, Port Louis, Mauritius

Registration Instructions:	Delivery Instructions

Name	Account reference, if applicable

General Manager (Lim Yew Seng)
Account reference, if applicable	Contact Name

SZVC UOB Venture Management Co. Ltd
Address	Address

Investment Building No. 4009 #11, Shennan Road

Furian Centre District, Shenzhen PR China 518026

+86-755-8291-2888
(Telephone Number)
ACCEPTED this 14th day of June, 2004.
INTERNATIONAL WEX TECHNOLOGIES INC.
Per: /s/ “John Olthoff”
WEX MEDICAL LIMITED
Per: /s/ “Frank Shum”

SCHEDULE “A”
DEBENTURE

DEBENTURE
UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE OCTOBER 15, 2004.
THIS DEBENTURE AND THE COMMON SHARES INTO WHICH IT MAY BE CONVERTED HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS DEBENTURE AND THE COMMON SHARES INTO WHICH IT MAY BE CONVERTED MAY NOT BE SOLD OR CONVERTED IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS IT HAS BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE DEFINED BY REGULATION S UNDER THE 1933 ACT.
THIS DEBENTURE, dated for reference June 14, 2004 is made

BETWEEN:

UOB VENTURE (SHENZHEN) LIMITED 608, St James Court, St Denis Street, Port Louis, Mauritius

(“Investor”)

AND:		OF THE FIRST PART

INTERNATIONAL WEX TECHNOLOGIES INC., a corporation formed under the Canada Business Corporations Act and having an office at 2000, 700 Hornby Street, Vancouver, British Columbia, V6Z 1S4

(the “Company”)

AND:		OF THE SECOND PART
WEX MEDICAL LIMITED, a corporation formed under the laws of Hong Kong and having an office at Unit A, 34/F, Manulife Tower, 169 Electric Road, North Point, Hong Kong

(the “Subsidiary”)

OF THE THIRD PART
WHEREAS the Investor has provided financing to the Subsidiary in the principal sum of $2,100,000 pursuant to a subscription agreement among the Investor, the Company and the Subsidiary dated May 18, 2004;
AND WHEREAS the Subsidiary is wholly owned by the Company;

NOW THEREFORE THIS DEBENTURE WITNESSES that in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:
1	DEFINITIONS
Where used in this Debenture, the following words and phrases have the following meanings:
(a)	“Advanced Funds” means $2,100,000 advanced by the Investor to the Subsidiary pursuant to the Subscription Agreement,
(b)	“Debenture” means this Debenture and the schedules hereto, as at any time amended or modified and in effect,
(c)	“Business Day” means any day other than a Saturday or a Sunday on which Canadian chartered banks are open for business in Vancouver, British Columbia,
(d)	“Closing Date” means June 14, 2004,
(e)	“Common Shares” means the common shares in the capital of the Company as constituted as of the date hereof,
(f)	“Companies” means the Company and the Subsidiary,
(g)
“Conversion Price” means the price at which the Advanced Funds may be converted into Common Shares, being Cdn$5.00 per Common Share, subject to adjustment on the occurrence of certain events specified in Part 6 of this Debenture. For the purposes hereof, Advanced Funds shall be deemed to be converted from US currency into Canadian currency at the rate of US$1.00 = Cdn$1.3866,

(h)
“Current Market Price” at any date for Common Shares means the closing price per Common Share on the Exchange for that day (provided that if on that day no Closing Price per share is reported by the Exchange as there were no trades that day, the average of the reported closing bid and asked prices on the Exchange on such day will be deemed to be the closing price per share for such day),

(i)	“Event of Default” means any event specified in section 5.1,
(j)
“Exchange” means The Toronto Stock Exchange, so long as the common shares of the Company are listed on The Toronto Stock Exchange. If the common shares are not listed on either The Toronto Stock Exchange, it means whatever stock exchange, stock market or over the counter system on which the common shares of the Company trade in the greatest volume or, if such common shares are not traded on any over-the-counter market or stock exchange, then the current market value thereof, as it may be determined by the directors of the Company,

(k)	“Issue Date” means June 14, 2004,
(l)	“Maturity Date” means June 15, 2009,
(m)	“NMLP” means Nanning Maple Leaf Pharmaceutical Co. Ltd., a limited liability company under the laws of China and a subsidiary of the Company,
(n)	“Subscription Agreement” means the subscription agreement among the Investor, the Subsidiary and the Company dated May 18, 2004,
(o)	“subsidiary” includes all companies that are directly or indirectly controlled by the Company,

(p)	“Trading Day” with respect to the Exchange means a day on which such exchange is open for the transaction of business; and
(q)
“UOB Debentures” means this Debenture and the debentures issued to each of UOB Capital Investments Pte Ltd and UOB Venture Technology Investments Ltd by the Companies dated for reference June 14, 2004.

2	INTERPRETATION

2.1	Governing Law
This agreement is governed by the laws of the Province of British Columbia and the parties attorn to the nonexclusive jurisdiction of the courts of British Columbia for the resolution of all disputes under this Debenture.
2.2	Severability
If any one or more of the provisions contained in this Debenture is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.
2.3	Parties In Interest
This Debenture enures to the benefit of and is binding on the parties hereto and their respective successors and permitted assigns.
2.4	Headings and Marginal References
The division of this Debenture into parts, sections, subsections, paragraphs and subparagraphs and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Debenture.
2.5	Currency
Unless otherwise indicated, all statements of, or references to, dollar amounts in this Debenture refer to lawful currency of the United States.
2.6	Accounting Principles
Unless otherwise specified in this Debenture, all accounting terminology and calculations shall be made in accordance with Canadian generally accepted accounting principles, consistently applied, and all accounting calculations shall be made on a consolidated basis.
3	THE ADVANCED FUNDS
3.1	Repayment of the Advanced Funds
The Subsidiary promises to pay to the Investor the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, (together with accrued and unpaid interest) on or before the Maturity Date. Notwithstanding any other provision of this Debenture, in the event that the Subsidiary fails to repay the Advanced Funds in accordance with the foregoing, the Company promises to pay to the Investor the Advanced Funds outstanding, less any amount already repaid by the Subsidiary to the Investor or converted into Common Shares in accordance with this Debenture, (together with accrued and unpaid interest) on or before the Maturity Date.

3.2	Evidence of Advanced Funds
The indebtedness of the Subsidiary to the Investor in respect of the Advanced Funds outstanding will be evidenced by this Debenture.
3.3	Interest
The Subsidiary will pay interest to the Investor both before as well as after default and maturity on the Advanced Funds from the date of disbursement, at the rate of 5.5% per annum calculated semi-annually not in advance and payable semi-annually. Interest will be paid in United States currency.
3.4	Timing of Interest Payments
The first semi-annual interest payment will be due and payable on the first day of October, 2004 and thereafter interest payments will be due and payable on the first day of each April and October (unless that day is not a Business Day in which case the payment will be made on the Business Day immediately preceding it) until all principal and interest has been repaid in full.
3.5	Reimbursement of Interest
In the event that there are any taxes imposed on the Investor in respect of interest accrued or paid on the Advanced Funds during the first 12 months following the Issue Date, the Subsidiary shall reimburse the Investor for all such taxes, provided that the maximum aggregate amount of reimbursement under all UOB Debentures shall be limited to 15% of the interest paid on all UOB Debentures. The reimbursement shall be paid by the Subsidiary in United States currency within 14 Business Days of receipt by the Subsidiary of a letter from the Investor (or its manager) certifying the tax rate on the interest paid or due during the applicable period, together with a calculation of the amount of tax payable.
4	COVENANTS OF THE BORROWER
4.1	Positive Covenants
The Subsidiary and the Company covenant and agree with the Investor that, at all times during the currency of this Debenture:
(a)	the Subsidiary will pay the principal sum, interest and all other monies required to be paid to the Investor pursuant to this Debenture in the manner set forth herein,
(b)	each of the Companies will duly observe and perform each and every of its covenants and agreements set forth in this Debenture and the Subscription Agreement,
(c)	each of the Companies will forthwith upon becoming aware of the occurrence of an Event of Default, provide the Investor with immediate notice thereof,
(d)
they will pay on demand any and all reasonable costs, charges and expenses, including any legal costs incurred by the Investor on the basis as between a solicitor and his own client, of and incidental to:

(i)	any matter which either of the Companies asks the Investor to consider in connection with this Debenture after the grant of this Debenture,

(ii)	the Investor’s performance of any covenant in this Debenture,
(iii)	any default by either of the Companies, and
(iv)	any steps or proceedings taken under this Debenture or otherwise by reason of non-payment or procuring payment of the monies payable under this Debenture, and all such costs, charges and expenses will bear interest at the rate aforesaid from the date of the Investor incurring or being charged the same,
(e)
the Subsidiary will pay all reasonable expenses of any nominee of the Investor appointed or elected to the board of directors of NMLP reasonably incurred in attending at meetings of the board of directors or any committees thereof, provided NMLP fails to otherwise pay such expenses,

(f)
in the event the Investor elects at any time not to have a nominee on the board of directors of NMLP, the Company shall cause NMLP to give notice to the Investor of all meetings of the board of directors of NMLP to permit a representative of the Investor to attend any Board meetings of NMLP as an observer. The reasonable expenses of the observer will be paid in the same manner as the expenses of the Investor’s nominee on the board of directors of NMLP,

(g)
they will, if so requested by the Investor, take all necessary steps to indemnify the Investor’s nominee director in accordance with the provisions of the laws of China and the constating documents of NMLP,

(h)
they will, mail quarterly unaudited consolidated financial statements of the Company and quarterly unaudited financial statements of each of the Subsidiary and NMLP to the Investor within 45 days after the end of each fiscal quarter,

(i)
they will, mail annual audited consolidated financial statements of the Company and annual audited financial statements of each of the Subsidiary and NMLP to the Investor within 90 days of the end of each fiscal year,

(j)	they will, mail copies of all reports, financial statements and any other documents sent to the Company’s shareholders to the Investor on a timely basis,
(k)	they will, mail a copy of the annual budget, together with management’s discussion and analysis for NMLP, within 15 days of approval by the board of directors of NMLP,
(l)	they will, provide any other financial information relating to the Companies and NMLP reasonably requested by the Investor,
(m)
they will promptly inform the Investor of the full particulars if a material change (actual, anticipated or threatened) or any change in a material fact occurs in the affairs of the Company or any of its subsidiaries,

(n)	each of the Companies and NMLP will maintain proper records and books of account,
(o)	each of the Companies and NMLP will maintain its corporate existence,
(p)
the Company and each of its subsidiaries will, keep in good standing all requisite licences, approvals, consents and authorizations necessary to enable the Company and its subsidiaries to conduct operations,

(q)	they will promptly provide the Investor with written notice of material litigation, and
(r)	the Subsidiary will apply the Advanced Funds to general working capital for the Subsidiary and to advance the interests of the Subsidiary and its affiliates in Asia.
4.2	Negative Covenants
The Company covenants and agrees with the Investor that, at all times during the currency of this Debenture, unless it has received the prior written consent of the Investor to do so (such consent to be in the Investor’s sole and unfettered discretion but not to be unreasonably withheld), it will not:
(a)	permit the Subsidiary or NMLP to issue any securities, other than to the Company,
(b)	permit the Subsidiary or NMLP to borrow any money for a term of more than 12 months,
(c)	and will not permit the Subsidiary or NMLP to sell, lease, assign, transfer or otherwise dispose of all or substantially all of its assets,
(d)	and will not permit the Subsidiary or NMLP to redeem or repurchase shares, pay or declare dividends (or any other return of capital),
(e)	and will not permit any subsidiary to utilize any Advanced Funds to purchase or acquire the securities of any person, pay dividends or return capital to its shareholders,
(f)	and will not permit the Subsidiary or NMLP to guarantee debt, except for the debt of its subsidiaries,
(g)	and will not permit the Subsidiary or NMLP to enter into any corporate reorganization or amalgamation,
(h)
and will not permit the Subsidiary or NMLP to, enter into any partnership, joint venture or similar agreement or arrangement, other than in the ordinary course of business or in connection with a corporate reorganization,

(i)
and will not permit any subsidiary to, dispose of or allow to lapse any intellectual property rights necessary to enable the Company and its subsidiaries to conduct operations, other than in the ordinary course of business or in connection with a corporate reorganization,

(j)	and will not permit the Subsidiary or NMLP to, grant a security interest in its assets, other than in the ordinary course of business,
(k)	and will not permit the Subsidiary or NMLP to, amend its constating documents, or
(l)	allow any of the outstanding securities of the Subsidiary or NMLP to be pledged or transferred.

5	EVENT OF DEFAULT
5.1	Definition of Event of Default
The principal balance of the Advanced Funds, costs and any other money owing to the Investor under this Debenture will immediately become payable unless otherwise waived in writing by the Investor, in any of the following events (each an “Event of Default”):
(a)	if the Subsidiary fails to pay within ten days of the due date thereof any payments due under this Debenture,
(b)
subject to the ten day grace period with respect to payments described in subsection 5.1 (a) hereof, if the Subsidiary or Company fails to observe or perform any of the covenants in this Debenture or the Subscription Agreement on its part to be observed and performed,

(c)
if the present nominee of the Investor on the board of directors of NMLP ceases to be a director of NMLP for any reason and a replacement nominee of the Investor acceptable to the Company, acting reasonably, is not appointed or elected to the board of directors of NMLP within 30 days if the Investor so requests,

(d)	if the board of directors of NMLP fails to meet (either in person or by telephone) at least two times each fiscal year,
(e)
if there is a change in the majority shareholding of the Subsidiary or NMLP, and for greater certainty there shall be deemed to be no change in the majority shareholding of an entity if the indirect ownership of such entity remains unchanged,

(f)
if the board of directors of the Subsidiary or NMLP, subject to any restrictions contained in this Debenture or the Subscription Agreement fails in each fiscal year to approve a budget for the forthcoming fiscal year,

(g)	if there is any breach, default or event of default under the Subscription Agreement or this Debenture,
(h)	if there is a sale of substantially all of the assets or business of the Company, the Subsidiary or NMLP, or
(i)	if any of the representations and warranties in the Subscription Agreement are or become not true.
5.2	Rights and Remedies of the Investor
Upon the occurrence of an Event of Default and at any time thereafter, the Investor may exercise any or all rights and remedies available to the Investor whether available under this Debenture or available at law or in equity.
5.3	Overdue Payments
In addition to and without restricting the Investor’s other rights or remedies under this Debenture or available at law or in equity, in the event of an Event of Default under section 5.1(a) with respect to the non-payment of interest, the Subsidiary shall pay to the Investor an additional amount equal to 2% per month (24% per year) of the overdue interest amount until the overdue interest amount is paid full, unless the Investor waives the payment of any such amount. The additional amount shall be payable on demand in cash, or at the election of the Investor, in fully paid non-assessable Common Shares in the capital of the Company. If the Investor elects to be paid in Common Shares in the capital of the Company, the additional amount together with accrued and unpaid interest shall be converted into Common Shares at the lowest conversion price as is then acceptable to the Exchange and the Company agrees to use all reasonable commercial efforts to obtain the approval of such conversion price from the Exchange upon being notified by the Investor of such election.

6	CONVERSION OF THE ADVANCED FUNDS

6.1	Conversion at Investor’s Option
At the option of the Investor, at any time or times, whether before or after the occurrence of a Event of Default, the principal balance of the Advanced Funds may be converted in whole or in part into fully-paid and non-assessable Common Shares in the capital of the Company at the Conversion Price. Any partial conversion of the Advanced Funds shall be in multiples of $25,000. The Investor shall advise the Company by notice in writing in the form attached as Appendix I of the principal amount that it wishes to convert (“Conversion Notice”) and the date of such conversion shall be the date of the Conversion Notice. In the case of a conversion of less than all of the principal amount outstanding of the Advanced Funds, the Companies shall deliver to the Investor, against receipt of this Debenture for cancellation, a replacement debenture in the same form as this Debenture in respect of the principal balance of the Advanced Funds remaining outstanding.
6.2	Automatic Conversion
In the event that the Current Market Price on ten consecutive Trading Days is at least equal to 1.5 times the then applicable Conversion Price, the Company may deliver written notice to the Investor specifying the date of conversion (“Conversion Notice”). On the specified date of conversion the principal balance of the Advanced Funds outstanding will be automatically converted into Common Shares at the then applicable Conversion Price. Upon receipt of the Conversion Notice the Investor will send the Debenture to the Company for cancellation.
6.3	Process on Giving Notice of Conversion
Upon the Company or the Investor, as the case may be, giving a Conversion Notice as described in sections 6.1 or 6.2, and subject to section 6.7, the Investor shall be entitled to be entered in the books of the Company as at the date of conversion as the holder of the number of Common Shares into which such portion of the Advanced Funds then outstanding has been converted and, within seven business days of the date of the Conversion Notice, the Company shall deliver to the Investor a certificate or certificates representing the Investor’s holdings of the Common Shares. Any interest accruing to the date of conversion on the portion of the Advanced Funds shall be paid by the Subsidiary to the Investor forthwith after the giving of the Conversion Notice.
6.4	Adjustment of Conversion Price
(a)
The Conversion Price (and the number of Common Shares issuable upon exercise of the conversion rights and obligations set forth in sections 6.1 and 6.2) is subject to adjustment from time to time in the events and in the manner provided as follows:

(b)
If and whenever at any time after the date hereof and prior to the repayment of the Advanced Funds and all accrued interest and/or conversion thereof into Common Shares (the “Expiry Date”), the Company:

(i)
issues to all or substantially all the holders of Common Shares by way of a stock dividend or otherwise Common Shares or securities exchangeable for or convertible into Common Shares other than a dividend paid in the ordinary course, or

(ii)	subdivides its outstanding Common Shares into a greater number of shares, or
(iii)	consolidates or combines its outstanding Common Shares into a smaller number of shares,
(any of such events being called a “Common Share Reorganization”), then the Conversion Price will be adjusted effective immediately after the effective date or record date for the happening of a Common Share Reorganization, as the case may be, at which the holders of Common Shares are determined for the purpose of the Common Share Reorganization, by multiplying the Conversion Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which is the number of Common Shares outstanding on such effective date or record date before giving effect to such Common Share Reorganization and the denominator of which is the number of common shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into common shares are distributed, the number of Common Shares that would have been outstanding had all such securities been exchanged for or converted into Common Shares on such effective date or record date).
If and whenever at any time after the date hereof and prior to the Expiry Date, the Company fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Common Shares under which such holders are entitled to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares, where
(c)
the right to subscribe for or purchase Common Shares, or the right to exchange securities for or convert securities into Common Shares expires not more than 45 days after the date of such issue (the period from the record date to the date of expiry being in this section 6.4 called the “Rights Period”), and

(d)
the cost per Common Share during the Rights Period (inclusive of any cost or acquisition of securities exchangeable for or convertible into Common Shares in addition to any direct cost of Common Shares) (in this section 6.4 called the “Per Share Cost”) is less than 95% of the Current Market Price of the Common Shares on the record date,

(any of such events being called a “Rights Offering”), then the Conversion Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:
(e)	the numerator of which is the aggregate of:
(i)	the number of Common Shares outstanding as of the record date for the Rights Offering, and

(ii)	a number determined by dividing the product of the Per Share Cost and:
A.
where the event giving rise to the application of this paragraph (ii) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase additional Common Shares, the number of Common Shares so subscribed for or purchased during the Rights Period, or

B.
where the event giving rise to the application of this paragraph (ii) was the issue of rights, options or warrants to the holders of Common Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Common Shares, the number of Common Shares for which those securities could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Common Shares as of the record date for the Rights Offering, and
(f)	the denominator of which is
(i)	in the case described in subparagraph (e)(ii)(A), the number of Common Shares outstanding, or
(ii)	in the case described in subparagraph (e)(ii)(B), the number of Common Shares that would be outstanding if all the Common Shares described in subparagraph (e)(ii)(B) had been issued, as at the end of the Rights Period.
Any Common Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.
If pursuant to section 6.1 the Investor has given notice to convert or if pursuant to section 6.2 the Company has requested the Investor to convert during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period the Investor will, in addition to the Common Shares to which it is otherwise entitled upon such conversion in accordance with sections 6.1 and 6.2, be entitled to that number of additional Common Shares which, when added to the number of Common Shares to which that holder is entitled upon such conversion, equals the number of Common Shares to which the Investor would have been entitled on exercise if the conversion notice had been given after the adjustment of the Conversion Price immediately after the end of the Rights Period. Such additional Common Shares will be deemed to have been issued to the Investor immediately following the end of the Rights Period and a certificate for such additional Common Shares will be delivered to such holder within ten Business Days following the end of the Rights Period.
If and whenever at any time after the date hereof and prior to the Expiry Date, the Company fixes a record date for the issue or the distribution to the holders of all or substantially all its Common Shares:
(g)	shares of the Company of any class other than Common Shares,
(h)
rights, options or warrants to acquire shares or securities exchangeable for or convertible into shares or property or other assets of the Company (other than rights, options or warrants to purchase Common Shares exercisable within 45 days of the record date at a price per Common Share equal to or greater than 95% of the then Current Market Price),

(i)	evidences of indebtedness, or

(j)	any property or other assets

and if such issuance or distribution does not constitute a Common Share Reorganization or a Rights Offering or dividend paid in the ordinary course (any of such non-excluded events being called a “Special Distribution”), the Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price effect on such record date by a fraction:
(k)	the numerator of which is:
(i)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, less
(ii)
the amount by which the aggregate fair market value (as determined by action by the directors of the Company) to the holders of the Common Shares of such securities or property or other assets so issued or distributed in the Special Distribution exceeds the fair market value (as determined by action of the directors of the Company) of the consideration, if any, received therefor by the Company, and

(l)	the denominator of which is the number of Common Shares outstanding on such record date multiplied by the Current Market Price of the Common Shares on such record date.
Any Common Shares owned by or held for the account of the Company or any subsidiary (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.
If and whenever at any time after the date hereof and prior to the Expiry Date, there is a reclassification of the Common Shares outstanding at any time or change of the Common Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation, reverse take-over or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), and notice to convert is given after the effective date of such Capital Reorganization, the Investor will be entitled to receive, and must accept for the same aggregate consideration in lieu of the number of Common Shares to which it was theretofore entitled upon such subscription, the aggregate number of shares, other securities or other property which it would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, it had been the registered holder of the number of Common Shares to which such holder was theretofore if conversion had occurred on that date. Appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this section 6.4 with respect to the rights and interests thereafter of holders of Debentures to the end that the provisions set forth in this section 6.4 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares thereafter deliverable upon conversion. Any such adjustment must be made by and set forth in an agreement supplemental hereto. As a condition precedent to taking any action that would constitute a Capital Reorganization, the Company will take all action necessary, in the opinion of counsel, in order that the provisions of this section be effected.
If and whenever at any time after the date hereof and prior to the Expiry Date any adjustment in the Conversion Price occurs as a result of
(m)	a Common Share Reorganization,
(n)	the fixing by the Company of a record date for a Rights Offering, or
(o)
the fixing by the Company of a record date for the issue or distribution to the holders of all or substantially all its outstanding Common Shares of (A) Common Shares, (B) securities exchangeable for or convertible into Common Shares at an exchange or conversion price per Common Share less than the Current Market Price on such record date or (C) rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at an exchange or conversion price per Common Share less than the Current Market Price on such record date, then the number of Common Shares issuable upon conversion will be adjusted contemporaneously with the adjustment of the Conversion Price by multiplying the number of Common Shares theretofore issuable on the exercise thereof immediately prior to such adjustment by a fraction the numerator of which is the Conversion Price in effect immediately prior to such adjustment and the denominator of which is the Conversion Price resulting from such adjustment.

To the extent that any adjustment in subscription rights occurs pursuant to this section 6.4 as a result of a distribution of exchangeable or convertible securities, rights, options or warrants, or as a result of the fixing by the Company of a record date for the distribution of any such securities, the number of Common Shares issuable upon conversion will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Common Shares which would be issuable or purchasable based upon the number of Common Shares actually issued and remaining issuable immediately after such expiration, and will be further readjusted in such manner upon expiration of any further such right.
6.5	Additional Adjustments
If by the terms of the rights, options or warrants referred to in section 6.4, there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of
(a)	the lowest purchase, conversion or exchange price per Common Share, as the case may be, if such price is applicable to all Common Shares which are subject to the rights, options or warrants, and
(b)	the average purchase, conversion or exchange price per Common Share, as the case may be, if the applicable price is determined by reference to the number of Common Shares acquired.
To the extent that any adjustment in the Conversion Price occurs pursuant to section 6.4 as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants, the Conversion Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Conversion Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.
No adjustment in the Conversion Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Conversion Price and no adjustment will be made in the number of Common Shares issuable upon conversion unless it would result in a change of at least one one-hundredth of a Common Share, provided, however,’ that any adjustments which, except for the provisions of this section, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustment.
If at any time a dispute arises with respect to adjustments provided for in section 6.4, such dispute will be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Company and any such determination will be binding upon the Company and the Investor and the Company will provide such auditors or accountants with access to all necessary records of the Company.
If the Company sets a record date to determine the holders of the Common Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other act only then no adjustment in the Conversion Price or the number of Common Shares issuable upon conversion will be required by reason of the setting of such record date.

In the absence of a resolution of the directors of the Company fixing a record date for a Special Distribution or Rights Offering, the Company will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.
As a condition precedent to the taking of any action which would require any adjustment in respect of conversion, including the Conversion Price and the number of class of shares or other securities which are to be received upon conversion, the Company must take any corporate action which may be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Investor are entitled to receive on conversion in accordance with the provisions thereof.
6.6	Acknowledgement
The investor acknowledges that this Debenture and any Common Shares which may be issued on the conversion of this Debenture have not been registered under the United States Securities Act of 1993, as amended (the “1933 Act”) or the securities laws of any state of the United States and this Debentures may not be transferred to or converted in the United States or by or on behalf of any U.S. Person unless such securities are registered under the 1933 Act and applicable State securities laws or unless an exemption from registration is available.
6.7	Bonus
If during the first 12 months following the Issue Date a Conversion Notice is issued in accordance with this Debenture with respect to the conversion of part or all of the principal balance of the Advanced Funds, then the Company shall deliver to the Investor that number of Common Shares as is equal to 104% of the number of Common Shares issuable on the conversion as otherwise calculated in accordance with the provisions of this Debenture and the provisions of section 6.3 shall apply mutatis mutandis. Any fractions of a share resulting shall be rounded up to the next whole number.
7	GENERAL
7.1	Rank
This Debenture shall rank pari passu with all other debentures issued by the Companies on June 14, 2004.
7.2	Waiver or Modification
No failure on the part of the Investor in exercising any power or right hereunder will operate as a waiver of that power or right nor will any single or partial exercise of such right or power preclude any other right or power hereunder. No amendment, modification or waiver of any condition of this Debenture or consent to any departure by the Subsidiary or the Company therefrom will be effective unless it is in writing signed by the Investor. No notice to or demand on the Subsidiary or the Company will entitle the Subsidiary or the Company to any other further notice or demand in similar or other circumstances unless specifically provided for in this Debenture.

7.3	Borrower’s Waivers
The Companies hereby waive demand and presentment for payment, notice of non-payment, protest, notice of protest, notice of dishonour, bringing of suit and diligence in taking any action.
7.4	Time

Time is of the essence of this Debenture.

7.5	Further Assurances
The parties to this Debenture will do, execute and deliver or will cause to be done, executed and delivered all such further acts, documents and filings as may be reasonably required for the purpose of giving effect to this Debenture.
7.6	Assignment
Neither the Investor nor the Companies may assign this Debenture or its interest herein or any part hereof except with the prior written consent of the other party hereto, such consent not to be unreasonably withheld, provided that the Investor shall be permitted to assign this Debenture and its interest hereunder to any affiliate as such term is defined in the Canada Business Corporations Act, as amended from time to time, without the consent of the Companies.
8	NOTICES
8.1
Any notice under this Debenture will be given in writing and may be sent by fax or may be delivered or mailed by prepaid post addressed to the party to which notice is to be given at the following address:

If to the Investor:
UOB VENTURE (SHENZHEN) LIMITED
608, St James Court,
St Denis Street, Port Louis, Mauritius
Attention: Terence Ong Sea Eng
Fax: 011-86-755-8290-4093
If to the Subsidiary:
WEX MEDICAL LIMITED
Unit A, 34/F, Manulife Tower,
169 Electric Road, North Point,
Hong Kong
Attention: ♦
Fax: 011-582-2897-1966

If to the Company:
INTERNATIONAL WEX TECHNOLOGIES INC.
#2000 — 700 Hornby Street
Vancouver, British Columbia
V6Z 1S4
Attention: ♦
Fax: 604-683-8880
8.2	If notice is sent by fax or is delivered, it will be deemed to have been given at the time of transmission or delivery.
8.3	If notice is mailed, it will be deemed to have been received seven days following the date of mailing of the notice.
8.4	If there is an interruption in normal mail service due to strike, labour unrest or other cause at or before the time a notice is mailed the notice will be sent by fax or will be delivered.
9	AMENDMENTS
This Debenture may be amended, waived, discharged or terminated only by instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.
IN WITNESS WHEREOF the Companies have executed and delivered this Debenture.

INTERNATIONAL WEX TECHNOLOGIES INC.

Per:
(Authorized Signatory)

WEX MEDICAL LIMITED

Per:
(Authorized Signatory)

APPENDIX I
CONVERSION NOTICE
ALL SHARE CERTIFICATES ISSUED PRIOR TO OCTOBER 15, 2004 MUST HAVE IMPRINTED ON THEIR FACE THE FOLLOWING:
“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE OCTOBER 15, 2004”
The undersigned holder of the within Debenture, hereby subscribes for                      common shares of International Wex Technologies Inc. (“Wex”) in conversion of US$                      of the Advanced Amount                                          at a conversion price of Cdn$                      per common share in accordance with the conversion referred to in Part 6 of the Debenture according to the conditions thereof.
The undersigned hereby certifies that the undersigned is the original purchaser of the Debenture or a transferee with the consent of Wex, and (i) is not (and is not exercising the Debenture for the account or benefit of) a “U.S. Person” or a person in the United States, (ii) did not execute or deliver this Conversion Notice in the United States and (iii) has in all other aspects complied with the terms of Regulation S of the United States Securities Act of 1933, as amended (the “1933 Act”) or any successor rule or regulation of the United States Securities and Exchange Commission in effect.
DATED at                                         , this                      day of                                           , 200 _____.

Name of Debenture Holder

Authorized Signatory

Registration Instructions:	Delivery Instructions:

Name	Account reference, if applicable

Account reference, if applicable	Contact Name

Address	Address

(Telephone Number)

SCHEDULE “B”
BRITISH COLUMBIA/ALBERTA ACCREDITED INVESTOR CERTIFICATE
The Purchaser or the disclosed principal, as the case may be, hereby represents, warrants and certifies to Wex Medical Limited and International Wex Technologies Inc. (the “Issuers”) that the Purchaser or the disclosed principal, as the case may be, is an “accredited investor”, as such term is defined in Multilateral Instrument 45-103 and, as at the time the subscription is accepted by the Issuers (“Closing”), the Purchaser or the disclosed principal, as the case may be, will fall within one or more of the following categories (Please check and initial one or more, as applicable):

☐	(a)	a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

☐	(c)	an association under the Cooperative Credit Associations Act (Canada) located in Canada, or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act,

☐	(d)	a subsidiary of any person or corporation referred to in paragraphs (a) to (c), if the person or corporation owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

☐	(e)	a person or corporation registered under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(f)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada, as a representative of a person or corporation referred to in paragraph (e),

☐	(g)	the government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the government of Canada or a jurisdiction of Canada,

☐	(h)	a municipality, public board or commission in Canada,

☐	(i)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

☐	(j)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

☐	(k)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

☐	(l)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year,

☑	(m)	person or company, other than a mutual fund or non-redeemable investment fund, that, either alone or with a spouse has net assets of at least $5,000,000, and unless the person or company is an individual, that amount is shown on its most recently prepared financial statements,

☐	(n)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors,

☐	(o)	a mutual fund or non-redeemable investment fund that, in the local jurisdiction, is distributing or has distributed its securities under one or more prospectuses for which the regulator has issued receipts,

☐	(P)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, trading as a trustee or agent on behalf of a fully managed account,

☐	(q)	a person or company trading as agent on behalf of a fully managed account if that person or company is registered or authorized to carry on business under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction as a portfolio manager or under an equivalent category of adviser or is exempt from registration as a portfolio manager or the equivalent category of adviser,

☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or other adviser registered to provide advice on the securities being traded,

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function, or

☐	(t)	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.
All dollar amounts in this Schedule “B” refer to Canadian currency.
For the purposes hereof, the following definitions are included for convenience:
“director” means
(a)
for the purposes of British Columbia law, a director of a corporation or an individual occupying or performing, with respect to a corporation or any other person, a similar position or similar functions;

(b)	for the purposes of Alberta law, a person acting in a capacity similar to that of a director of a corporation;
“eligibility adviser” means an investment dealer or equivalent category of registration, registered under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed;
“financial assets” means cash and securities;
“fully managed account” means an account for which a person or company makes the investment decisions if that person or company has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;
“mutual fund” includes an issuer of securities that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the securities;

“non-redeemable investment fund” means an issuer
(a)	whose primary purpose is to invest money provided by its security holders;
(b)
that does not invest for the purpose of exercising effective control, seeking to exercise effective control or being actively involved in the management of the issuers in which is invests, other than mutual funds or other non-redeemable investment funds; and

(c)	that is not a mutual fund;
“related liabilities” means
(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or
(b)	liabilities that are secured by financial assets; and
“securities legislation” means securities legislation as such term is defined in National Instrument 14-101 — Definitions.
The foregoing representation, warranty and certificate is true an accurate as of the date of this certificate and will be true and accurate as of Closing. If any such representation, warranty or certificate shall not be true and accurate prior to Closing, the undersigned shall give immediate written notice of such fact to the Issuers.
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the           day of          , 2004.

If a Corporation, Partnership or Other Entity:	If an Individual:

UOB Venture (Shenzhen) Limited

Name of Entity	Signature

Investment Fund
Type of Entity	Print or Type Name

/s/ [ILLEGIBLE] Signature of Person Signing

Terence Ong Sea Eng, Director
UOB Venture (Shenzhen) Limited

Print or Type Name and Title of Person Signing

SCHEDULE “C”
APPENDIX D
TORONTO STOCK EXCHANGE POLICIES AND FORMS
[¶ 1450-061]
PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING
To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.
QUESTIONNAIRE
1.	DESCRIPTION OF TRANSACTION
(a)	Name of issuer of the Securities International Wex Technologies Inc.

(b)	Number and Class of Securities to be Purchased 582,372 Common Shares and an additional 23,295 Common Shares if conversion is made in year 1

(c)	Purchase Price C$5.00 per share
2.	DETAILS OF PURCHASER
(a)	Name of Purchaser UOB VENTURE (SHENZHEN) LIMITED

(b)	Address 608 St. James Court St. Denis Street Port Louis, Mauritius

(c)
Names and addresses of persons having a greater than 10% beneficial interest in the purchaser UOB Capital Investments Pte Ltd, 80 Raffles Place UOB Plaza Singapore 048624 Technopreneur Investments Pte Ltd, 250 North Bridge Rd #29-04 Raffles City Tower, Singapore 179101

3.	RELATIONSHIP TO ISSUER
(a)
Is the purchaser (or any person named in response to 2(c) above) an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser (or person named in response to 2(c)) qualifies as an insider. No

(b)	If the answer to (a) is “no”. are the purchaser and the issuer controlled by the same person or company? if so, give details NA
4.	DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER
Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof NA
(CONTINUED ON FOLLOWING PAGE)

1302	Appendix D	14-12-03
UNDERTAKING
TO: The Toronto Stock Exchange
The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.
The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of four months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

UOB VENTURE (SHENZHEN) LIMITED
DATED AT [ILLEGIBLE] this day of 20 _____	(Name of Purchaser—please print)

(Authorized Signature)

Terence Ong Sea Eng, Director
(Official Capacity—please print)

(please print here name of individual whose signature appears above, if different from name of purchaser printed above)

SCHEDULE“D”
1. Techpharm Inc. — topical royalty: 5 to 7% (No royalty payments start of)

SCHEDULE “E”
INTERNATIONAL WEX TECHNOLOGIES INC.
Securities Authorized for Issuance for a Specific Purpose
As of March 31, 2004

	Purpose of	Number
A.	Authorization	Authorized		Price	Expiry
	Warrants	34,138		$2.52	18-Oct-04
	Warrants	8,000		$2.52	31-Oct-04
	Warrants	207,374		$2.64	9-Apr-04
	Warrants	13,500		$2.64	30-Apr-04
	Warrants	27,010		$2.70	9-Aug-04
	Warrants	161,475		$2.70	23-Aug-04
	Warrants	200,000		$2.70	28-Aug-04
	Warrants	217,700		$2.88	15-Jun-04
	Warrants	274,000		$1.70 & $2.04	5-Aug-05
	Warrants	110,000		$1.76 & $2.11	15-Aug-05
	Warrants	325,000		$2.00 & $2.40	6-Sep-05
	Warrants	250,000		$2.05 & $2.46	13-Sep-05
	Warrants	8,000		$2.10 & $2.52	10-Dec-04
	Warrants	51,470		$2.20 & $2.64	14-Feb-05
	Warrants	3,839,654		$2.30 & $3.00	29-Oct-05
	Warrants	400,000		$5.55 & $6.65	30-Dec-05
	Warrants	600,000		$5.55 & $6.65	30-Jan-06

	Total	6,727,321	outstanding warrants

	Purpose of	Number
B.	Authorization	Authorized		Price	Expiry
	Agent’s Options	138,032		$1.95	29-Oct-05
	Agent’s Options	11,360		$5.00	30-Jan-06

	Total	149,392	outstanding agent’s options

	Purpose of	Number
C.	Authorization	Authorized		Price	Expiry
	Options	20,000		$2.13	1-Sep-04
	Options	442,000		$2.08	2-Mar-05
	Options	302,000		$1.60	9-Apr-05
	Options	23,760		$2.00	9-Apr-05
	Options	25,000		$2.04	9-Apr-05
	Options	90,000		$2.04	9-Apr-05
	Options	73,760		$2.11	9-Apr-05
	Options	20,000		$2.08	18-Apr-05
	Options	45,000		$2.08	20-Jul-05
	Options	170,000		$2.46	15-Dec-05
	Options	175,000		$3.83	15-Dec-05
	Options	50,000		$5.02	31-Dec-05
	Options	140,000		$5.02	9-Jan-06
	Options	60,000		$2.18	7-Jun-06
	Options	30,000		$5.02	31-Dec-06
	Options	60,000		$2.00	14-Jan-07
	Options	1,056,613		$1.82	22-Dec-07
	Options	180,000		$2.46	6-Oct-08
	Options	1,535,000		$3.83	31-Oct-08
	Options	130,000		$5.02	9-Jan-09
	Options	50,000		$5.53	23-Feb-09

	Total	4,678,133	outstanding stock options

SCHEDULE “A”
DEBENTURE